UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-08216

PIMCO Strategic Income Fund, Inc.

(Exact name of registrant as specified in charter)

1633 Broadway, New York, NY 10019

(Address of principal executive offices)

William G. Galipeau

Treasurer, Principal Financial & Accounting Officer

650 Newport Center Drive

Newport Beach, CA 92660

(Name and address of agent for service)

Copies to:

David C. Sullivan

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

Registrant’s telephone number, including area code: (844) 337-4626

Date of fiscal year end: January 31

Date of reporting period: January 31, 2015

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Shareholders.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30e-1).

Your Global Investment Authority

PIMCO Closed-End Funds

Annual Report

January 31, 2015

PIMCO Strategic Income Fund, Inc.

Letter from the Chairman of the Board & President

Dear Shareholder:

As previously announced on September 26, 2014, prior to the close of the reporting period, William “Bill” Gross, PIMCO’s former chief investment officer (CIO) and co-founder, resigned from the firm. PIMCO’s managing directors then elected Daniel Ivascyn to serve as group chief investment officer (Group CIO). In addition, PIMCO appointed Andrew Balls, CIO Global Fixed Income; Mark Kiesel, CIO Global Credit; Virginie Maisonneuve, CIO Global Equities; Scott Mather, CIO U.S. Core Strategies; and Mihir Worah, CIO Real Return and Asset Allocation. On November 3, 2014, PIMCO announced that Marc Seidner returned to the firm effective November 12, 2014 in a new role as CIO Non-traditional Strategies and the head of Portfolio Management in its New York office. Under this leadership structure, Andrew and Mihir have additional managerial responsibilities for PIMCO’s Portfolio Management group and trade floor activities globally. Andrew oversees portfolio management and trade floor activities in Europe and Asia-Pacific, while Mihir oversees portfolio management and trade floor activities in the U.S.

Douglas Hodge, PIMCO’s chief executive officer, and Jay Jacobs, PIMCO’s president, continue to serve as the firm’s senior executive leadership team, spearheading PIMCO’s business strategy, client service and the firm’s operations.

These appointments are a further evolution of the structure that PIMCO established earlier in 2014, reflecting PIMCO’s belief that the best approach for its clients and the firm is an investment leadership team of seasoned, highly-skilled investors overseeing all areas of PIMCO’s investment activities.

During his 43 years of service at PIMCO, Mr. Gross made great contributions to building the firm and delivering value to PIMCO’s clients. Over this period, PIMCO developed into a global asset manager, expanding beyond core fixed income, and now employs over 2,400 professionals across 13 offices, including more than 250 portfolio managers. Mr. Gross was also responsible for starting PIMCO’s robust investment process, with a focus on long-term macroeconomic views and bottom-up security selection—a process that is well institutionalized and will continue into PIMCO’s future.

For the 12-month reporting period ended January 31, 2015

After contracting in early 2014, the U.S. economy was resilient and expanded at a solid pace as the reporting period progressed. Looking back, gross domestic product (GDP), the value of goods and services produced in the country, the broadest measure of economic activity and the principal indicator of economic performance, contracted at an annual pace of 2.1% during the first quarter of 2014. However, this was a temporary setback, as the U.S. Commerce Department reported that GDP expanded at a 4.6% annual pace during the second quarter. The economy then gathered further momentum, with GDP expanding at a 5.0% annual pace during the third quarter—its

2	PIMCO CLOSED-END FUNDS

strongest growth rate since the third quarter of 2003. According to the Commerce Department’s second estimate released on February 27, 2015, GDP expanded at an annual pace of 2.2% during the fourth quarter of 2014.

The Federal Reserve (the Fed) began tapering its monthly asset purchase program in January 2014. At each of its next seven meetings, the Fed announced that it would further taper its asset purchases. Following its meeting in October 2014, the Fed announced that it had concluded its asset purchases. However, the Fed again indicated that it would not raise interest rates in the near future. Finally, at its meeting in January 2015, the Fed stated, “Based on its current assessment, the Committee judges that it can be patient in beginning to normalize the stance of monetary policy. However, if incoming information indicates faster progress toward the Committee’s employment and inflation objectives than the Committee now expects, then increases in the target range for the federal funds rate are likely to occur sooner than currently anticipated. Conversely, if progress proves slower than expected, then increases in the target range are likely to occur later than currently anticipated.”

Outlook

PIMCO expects global growth to accelerate in 2015, from approximately 2.50% (year over year) in 2014 to 2.75% in 2015. The majority of this improvement, in PIMCO’s view, will come from supply-driven declines in oil prices serving as a fundamental positive for a majority of global economies, as well as consumer spending. Furthermore, PIMCO expects declining oil prices to have a clear impact on global inflation readings. In most developed economies, PIMCO believes headline inflation will likely go into negative readings in the early part of 2015, only to bounce back toward positive core inflation readings as we head into late 2015 and early 2016. Against this backdrop, the firm’s baseline expectation remains for the Fed to raise interest rates sometime between June and September of 2015. This view is widely embedded in market prices and expectations of economic divergence between the U.S. and other major developed market economies in 2015.

In the following pages of this PIMCO Closed-End Fund Annual Report, please find specific details regarding investment performance and a discussion of factors that most affected the Fund’s performance over the 12-month reporting period ended January 31, 2015.

Thank you for investing with us. We value your trust and will continue to work diligently to meet your investment needs. If you have questions regarding any of your PIMCO Closed-End Funds investments, please contact your financial advisor or call the Funds’ shareholder servicing agent at (844) 33-PIMCO or (844) 337-4626. We also invite you to visit our website at pimco.com/investments to learn more about our views and global thought leadership.

ANNUAL REPORT	JANUARY 31, 2015	3

Letter from the Chairman of the Board & President (Cont.)

We remain dedicated to serving your investment needs.

Sincerely,

Hans W. Kertess	Peter G. Strelow
Chairman of the Board of Directors	President/Principal Executive Officer

4	PIMCO CLOSED-END FUNDS

Important Information About the Fund

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by the Fund are likely to decrease in value. A number of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). Accordingly, changes in interest rates can be sudden, and there is no guarantee that Fund Management will anticipate such movement.

As of the date of this report, interest rates in the U.S. are at or near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with rising interest rates. This is especially true since the Federal Reserve Board has concluded its quantitative easing program. Further, while the U.S. bond market has steadily grown over the past three decades, dealer inventories of corporate bonds have remained relatively stagnant. As a result, there has been a significant reduction in the ability of dealers to “make markets” in corporate bonds. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets, which could result in increased losses to the Fund. Bond funds and individual bonds with a longer duration (a measure of the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. In addition, in the current low interest rate environment, the market price of the Fund’s common shares may be particularly sensitive to changes in interest rates or the perception that there will be a change in interest rates.

The use of derivatives may subject the Fund to greater volatility than investments in traditional securities. The Fund may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, call risk, credit risk, management risk and the risk that the Fund could not close out a position when it would be most advantageous to do so. Certain derivative transactions may have a leveraging effect on the Fund. For example, a small investment in a derivative instrument may have a significant impact on the Fund’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivative instrument may cause an immediate and substantial loss or gain, which translates into heightened volatility in the Fund’s net asset value. The Fund may engage in such transactions regardless of whether the Fund owns the asset, instrument or components of the index underlying a derivative instrument. The Fund may invest a significant portion of its assets in these types of instruments. If it does, the Fund’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not directly own.

For purposes of applying the Fund’s investment policies and restrictions, swap agreements are generally valued by the Fund at market value. In the case of a credit default swap, however, in applying certain of the Fund’s investment policies and restrictions the Fund will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Fund’s other investment policies and restrictions. For example, the Fund may value credit default swaps at full exposure value for purposes of the Fund’s credit quality guidelines (if any) because such value reflects the Fund’s actual economic exposure during the term of the credit default swap agreement. In this context, both the notional amount and the market value may be positive or negative depending on whether the Fund is selling or buying

ANNUAL REPORT	JANUARY 31, 2015	5

Important Information About the Fund (Cont.)

protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

The Fund’s use of leverage creates the opportunity for increased income for the Fund’s common shareholders, but also creates special risks. Leverage is a speculative technique that may expose the Fund to greater risk and increased costs. If shorter-term interest rates rise relative to the rate of return on the Fund’s portfolio, the interest and other costs to the Fund of leverage could exceed the rate of return on the debt obligations and other investments held by the Fund, thereby reducing return to the Fund’s common shareholders. In addition, fees and expenses of any form of leverage used by the Fund will be borne entirely by its common shareholders (and not by preferred shareholders, if any) and will reduce the investment return of the Fund’s common shares. There can be no assurance that the Fund’s use of leverage will result in a higher yield on its common shares, and it may result in losses. Leverage creates several major types of risks for the Fund’s common shareholders, including: (1) the likelihood of greater volatility of net asset value and market price of the Fund’s common shares, and of the investment return to the Fund’s common shareholders, than a comparable portfolio without leverage; (2) the possibility either that the Fund’s common share dividends will fall if the interest and other costs of leverage rise, or that dividends paid on the Fund’s common shares will fluctuate because such costs vary over time; and (3) the effects of leverage in a declining market or a rising interest rate environment, as leverage is likely to cause a greater decline in the net asset value of the Fund’s common shares than if the Fund were not leveraged and may result in a greater decline in the market value of the Fund’s common shares.

The Fund’s investments in and exposure to foreign securities involve special risks. For example, the value of these investments may decline in response to unfavorable political and legal developments, unreliable or untimely information or economic and financial instability. Foreign securities may experience more rapid and extreme changes in value than investments in securities of U.S. issuers. The securities markets of certain foreign countries are relatively small, with a limited number of companies representing a small number of industries. Issuers of foreign securities are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting, auditing and custody standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or other confiscation, currency blockage, political changes or diplomatic developments could adversely affect the Fund’s investments in foreign securities. In the event of nationalization, expropriation or other confiscation, the Fund could lose its entire investment in foreign securities. Risks associated with investing in foreign securities may be increased when the Fund invests in emerging markets. For example, if the Fund invests in emerging market debt, it may face increased exposure to interest rate, liquidity, volatility, and redemption risk due to the specific economic, political, geographical, or legal background of the emerging market.

Investments in loans are generally subject to risks similar to those of investments in other types of debt obligations, including, among others, credit risk, interest rate risk, variable and floating rate securities risk, and, as applicable, risks associated with mortgage-related securities. In addition, in many cases loans are subject to the risks associated with below-investment grade securities. In the case of a loan participation or assignment, the Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. In the event of the insolvency of the lender selling a loan participation, the Fund may be treated as a general creditor of

6	PIMCO CLOSED-END FUNDS

the lender and may not benefit from any set-off between the lender and the borrower. The Fund may be subject to heightened or additional risks and potential liabilities and costs by investing in mezzanine and other subordinated loans or acting as an originator of loans, including those arising under bankruptcy, fraudulent conveyance, equitable subordination, lender liability, environmental and other laws and regulations, and risks and costs associated with debt servicing and taking foreclosure actions associated with the loans. To the extent that the Fund originates a loan, it may be responsible for all or a substantial portion of the expenses associated with initiating the loan, irrespective of whether the loan transaction is ultimately consummated or closed. This may include significant legal and due diligence expenses, which will be indirectly borne by the Fund and its shareholders.

Mortgage-related and other asset-backed securities often involve risks that are different from or more acute than risks associated with other types of debt instruments. Generally, rising interest rates tend to extend the duration of fixed rate mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, if the Fund holds mortgage- related securities, it may experience additional volatility since individual mortgage holders are less likely to exercise prepayment options, thereby putting additional downward pressure on the value of these securities and potentially causing the Fund to lose money. This is known as extension risk. Mortgage-backed securities can be highly sensitive to rising interest rates, such that even small movements can cause an investing Fund to lose value. Mortgage-backed securities, and in particular those not backed by a government guarantee, are subject to credit risk. In addition, adjustable and fixed rate mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Fund because the Fund may have to reinvest that money at the lower prevailing interest rates. The Fund’s investments in other asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets. Payment of principal and interest on asset-backed securities may be largely dependent upon the cash flows generated by the assets backing the securities, and asset- backed securities may not have the benefit of any security interest in the related assets.

High-yield bonds (commonly referred to as “junk bonds”) typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. Further, markets for lower-rated bonds are typically less liquid than for higher-rated bonds, and public information is usually less abundant in such markets. Thus, high yield investments increase the chance that the Fund will lose money on its investment. The Fund may hold defaulted securities that may involve special considerations including bankruptcy proceedings, other regulatory and legal restrictions affecting the Fund’s ability to trade, and the availability of prices from independent pricing services or dealer quotations. Defaulted securities are often illiquid and may not be actively traded. Sale of securities in bankrupt companies at an acceptable price may be difficult and differences compared to the value of the securities used by the Fund could be material.

The Fund may invest in securities and instruments that are economically tied to Russia. Investments in Russia are subject to political, economic, legal, market and currency risks, as well as the risk of economic sanctions imposed by the United States and/or other countries. Such sanctions—which may impact companies in many sectors, including energy, financial services and defense, among others—may negatively impact the Fund’s performance and/or ability to achieve its investment objective. For example, certain transactions may be prohibited and/or existing investments may become illiquid (e.g., in the event that transacting in certain existing investments is prohibited).

ANNUAL REPORT	JANUARY 31, 2015	7

Important Information About the Fund (Cont.)

The common shares of the Fund trade on the New York Stock Exchange. As with any stock, the price of the Fund’s common shares will fluctuate with market conditions and other factors. If you sell your common shares of the Fund, the price received may be more or less than your original investment. Shares of closed-end management investment companies frequently trade at a discount from their net asset value. The common shares of the Fund may trade at a price that is less than the initial offering price and/or the net asset value of such shares.

The Fund may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: asset allocation risk, credit risk, stressed securities risk, distressed and defaulted securities risk, corporate bond risk, market risk, issuer risk, liquidity risk, equity securities and related market risk, mortgage-related and other asset-backed securities risk, extension risk, prepayment risk, privately issued mortgage-related securities risk, mortgage market/subprime risk, foreign (non-U.S.) investment risk, emerging markets risk, currency risk, redenomination risk, non-diversification risk, management risk, municipal bond risk, inflation- indexed security risk, senior debt risk, loans, participations and assignments risk, reinvestment risk, real estate risk, U.S. Government securities risk, foreign (non-U.S.) government securities risk, valuation risk, segregation and cover risk, focused investment risk, credit default swaps risk, event- linked securities risk, counterparty risk, preferred securities risk, confidential information access risk, other investment companies risk, private placements risk, inflation/deflation risk, regulatory risk, tax risk, recent economic conditions risk, market disruptions and geopolitical risk, potential conflicts of interest involving allocation of investment opportunities, repurchase agreements risk, securities lending risk, zero-coupon bond and payment-in-kind securities risk, portfolio turnover risk, smaller company risk, short sale risk and convertible securities risk. A description of certain of these risks is available in the Notes to Financial Statements of this Report.

The geographical classification of foreign securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

On the Fund Summary page in this Shareholder Report the Common Share Average Annual Total Return table and Common Share Cumulative Returns (if applicable) measure performance assuming that all dividend and capital gain distributions were reinvested. Total return is calculated by determining the percentage change in NAV or market price (as applicable) in the specified period. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total return for a period of more than one year represents the average annual total return. Performance at market price will differ from results at NAV. Although market price returns tend to reflect investment results over time, during shorter periods returns at market price can also be influenced by factors such as changing views about the Fund, market conditions, supply and demand for the Fund’s shares, or changes in the Fund’s dividends. Performance shown is net of fees and expenses.

The following table discloses the commencement of operations of the Fund:

Fund Name	Commencement of Operations
PIMCO Strategic Income Fund, Inc.	02/24/94

An investment in the Fund is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Fund.

8	PIMCO CLOSED-END FUNDS

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by

Rule 206(4)-6 under the Investment Advisers Act of 1940. The Proxy Policy has been adopted by the Fund as the policies and procedures that PIMCO will use when voting proxies on behalf of the Fund. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Fund, and information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Fund at (844) 33-PIMCO (844-337-4626), on the Fund’s website at www.pimco.com/investments, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Fund files a complete schedule of its portfolio holdings with the SEC for the first and third quarters of its fiscal year on Form N-Q. A copy of the Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and is available without charge, upon request by calling the Fund at (844) 33-PIMCO (844-337-4626) and on the Fund’s website at www.pimco.com/ investments. Updated portfolio holdings information about the Fund will be available at www.pimco.com/ investments approximately 15 calendar days after the Fund’s most recent fiscal quarter end, and will remain accessible until the Fund files a Form N-Q or a shareholder report for the period which includes the date of the information. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

ANNUAL REPORT	JANUARY 31, 2015	9

PIMCO Strategic Income Fund, Inc.	Symbol on NYSE - RCS

Allocation Breakdown†

U.S. Government Agencies	46.6%
Mortgage-Backed Securities	17.0%
Corporate Bonds & Notes	16.7%
U.S. Treasury Obligations	15.0%
Bank Loan Obligations	1.8%
Other	2.9%

†	% of Investments, at value as of 01/31/15

Fund Information (as of January 31, 2015)(1)

Market Price	$9.65
NAV	$8.57
Premium/(Discount) to NAV	12.60%
Market Price Distribution Yield (2)	9.95%
NAV Distribution Yield (2)	11.20%
Regulatory Leverage Ratio (3)	39.69%

Average Annual Total Return for the period ended January 31, 2015
	1 Year	5 Year	10 Year	Commencement of Operations (02/24/1994)
Market Price	5.92%	10.23%	8.49%	9.18%
NAV	3.86%	12.73%	10.07%	8.78%

All Fund returns are net of fees and expenses.

(1)

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Total return, market price, NAV, market price distribution yield, and NAV distribution yield will fluctuate with changes in market conditions. For performance current to the most recent month-end, visit www.pimco.com or call (844) 33-PIMCO.

(2)

Distribution yields are not performance and are calculated by annualizing the most recent distribution rate per share and dividing by the NAV or Market Price, as applicable, as of the reported date. Distributions may be comprised of ordinary income, net capital gains, and/or a return of capital (ROC) of your investment in the Fund. Because the distribution rate may include a ROC, it should not be confused with yield or income. If the Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. Please refer to the most recent Section 19 Notice, if applicable, for additional information regarding the composition of distributions. Please visit www.pimco.com for most recent Section 19 Notice, if applicable. Final determination of a distribution’s tax character will be made on Form 1099 DIV sent to shareholders each January.

(3)

Represents regulatory leverage outstanding, as a percentage of total managed assets. Regulatory leverage may include preferred shares, tender option bond transactions, reverse repurchase agreements, and other borrowings (collectively “Leverage”). Total managed assets refer to total assets (including assets attributable to Leverage that may be outstanding) minus accrued liabilities (other than liabilities representing Leverage).

10	PIMCO CLOSED-END FUNDS

Portfolio Insights

»

PIMCO Strategic Income Fund’s primary investment objective is to generate a level of income that is higher than that generated by high quality, intermediate-term U.S. debt securities. The Fund also seeks capital appreciation to the extent consistent with this objective.

»

The fixed income market was volatile at times during the reporting period, as investor sentiment was impacted by conflicting economic data from the U.S. vs. the rest of the world, changing expectations regarding future monetary policies and a number of geopolitical issues. In addition, sharply falling oil prices tempered inflation expectations. All told, longer-term U.S. Treasury yields declined during the 12-month period, with the yield on the benchmark 10-year Treasury bond falling from 2.67% to 1.68%.

»

Exposure to agency mortgage-backed securities (MBS) was the largest contributor to performance during the reporting period. The sector benefited from relatively benign prepayments and lower than expected supply.

»

Exposure to mortgage credit, including non-agency MBS, commercial mortgage-backed securities (CMBS) and European residential MBS added to performance. These securities were supported by positive demand relative to supply, stabilizing economic conditions and improving valuations in the real estate markets.

»	Exposure to U.S. interest rates was additive for performance as interest rates declined during the reporting period.

»

Allocations to junior parts of the capital structure of banks and financial institutions also contributed to returns, given continued improvement in asset quality and broad deleveraging imposed by regulators on banks and other financial institutions.

»

Corporate credit exposure in the energy sector contributed to returns over the full reporting period, but was a drag on performance over the last few months of the fiscal year as the sector sold off amid a sharp decline in oil prices.

ANNUAL REPORT	JANUARY 31, 2015	11

Financial Highlights

Selected Per Share Data for the Year Ended:	Net Asset Value Beginning of Year	Net Investment Income (a)	Net Realized/ Unrealized Gain (Loss)	Net Increase from Investment Operations	Distributions from Net Investment Income	Total Distributions
PIMCO Strategic Income Fund, Inc.
01/31/2015	$9.24	$0.90	$(0.55)	$0.35	$(1.02)	$(1.02)
01/31/2014	9.66	0.99	(0.30)	0.69	(1.11)	(1.11)
01/31/2013	8.91	1.05	0.95	2.00	(1.25)	(1.25)
01/31/2012	9.97	1.36	(1.03)	0.33	(1.39)	(1.39)
01/31/2011	9.08	1.27	1.04	2.31	(1.42)	(1.42)

(a)	Per share amounts based on average number of shares outstanding during the year.
(b)

Total investment return is calculated assuming a purchase of a share at the market price on the first day and a sale of a share at the market price on the last day of each year reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions in connection with the purchase or sale of Fund shares.

(c)	Interest expense primarily relates to participation in reverse repurchase agreement transactions.

12	PIMCO CLOSED-END FUNDS	See Accompanying Notes

Net Asset Value End of Year	Market Price End of Year	Total Investment Return (b)	Net Assets End of Year (000s)	Ratio of Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets Excluding Interest Expense (c)	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$8.57	$9.65	5.92%	$355,942	1.18%	0.98%	10.01%	90%
9.24	10.12	(4.58)	379,762	1.39	1.00	10.48	208
9.66	11.84	12.21	392,317	1.55	1.00	11.14	293
8.91	11.80	28.34	357,712	1.48	1.01	14.27	147
9.97	10.44	11.82	394,695	1.43	1.04	12.98	168

ANNUAL REPORT	JANUARY 31, 2015	13

Statement of Assets and Liabilities

(Amounts in thousands†, except per share amounts)	PIMCO Strategic Income Fund, Inc.
Net Assets:
Investments, at value
Investments in securities*	$789,810
Financial Derivative Instruments
Exchange-traded or centrally cleared	101
Over the counter	3,881
Cash	351
Deposits with counterparty	555
Foreign currency, at value	548
Receivable for investments sold	74,427
Receivable for mortgage dollar rolls	108,429
Interest and dividends receivable	4,881
Other assets	27
983,010

Liabilities:
Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$124,653
Payable for sale-buyback transactions	109,548
Payable for mortgage dollar rolls	108,208
Financial Derivative Instruments
Exchange-traded or centrally cleared	1,698
Over the counter	1,440
Payable for investments purchased	272,031
Deposits from counterparty	5,355
Distributions payable to common shareholders	3,319
Accrued management fees	290
Other liabilities	526
627,068

Net Assets	$355,942

14	PIMCO CLOSED-END FUNDS	See Accompanying Notes

January 31, 2015

(Amounts in thousands†, except per share amounts)	PIMCO Strategic Income Fund, Inc.
Net Assets Consist of:
Shares:
Par value ($0.00001 per share)	$0
Paid in capital in excess of par	431,308
Undistributed net investment income	2,692
Accumulated undistributed net realized (loss)	(107,889)
Net unrealized appreciation	29,831
$355,942

Shares Issued and Outstanding	41,518

Net Asset Value Per Share	$8.57

Cost of Investments in securities	$751,210

Cost of Foreign Currency Held	$558

Cost or Premiums of Financial Derivative Instruments, net	$(774)

* Includes repurchase agreements of:	$1,579

†	A zero balance may reflect actual amounts rounding to less than one thousand.

ANNUAL REPORT	JANUARY 31, 2015	15

Statement of Operations

Year Ended January 31, 2015
(Amounts in thousands)	PIMCO Strategic Income Fund, Inc.

Investment Income:
Interest	$41,704
Dividends	4
Total Income	41,708

Expenses:
Management fees	3,342
Trustee fees and related expenses	23
Interest expense	743
Miscellaneous expense	2
Operating expenses pre-transition (a)
Custodian and accounting agent	110
Audit and tax services	59
Shareholder communications	50
New York Stock Exchange listing	21
Transfer agent	14
Legal	31
Insurance	9
Other expenses	1
Total Expenses	4,405

Net Investment Income	37,303

Net Realized Gain (Loss):
Investments in securities	22,224
Exchange-traded or centrally cleared financial derivative instruments	(12,005)
Over the counter financial derivative instruments	4,880
Foreign currency	299
Net Realized Gain	15,398

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	(19,834)
Exchange-traded or centrally cleared financial derivative instruments	(21,462)
Over the counter financial derivative instruments	2,829
Foreign currency assets and liabilities	(27)
Net Change in Unrealized (Depreciation)	(38,494)
Net (Loss)	(23,096)

Net Increase in Net Assets Resulting from Operations	$14,207

(a)	These expenses were incurred by the Fund prior to the close of business on September 5, 2014. Subsequent to the close of business on September 5, 2014, any such operating expenses are borne by PIMCO.

16	PIMCO CLOSED-END FUNDS	See Accompanying Notes

Statements of Changes in Net Assets

	PIMCO Strategic Income Fund, Inc.
(Amounts in thousands)	Year Ended January 31, 2015	Year Ended January 31, 2014
(Decrease) in Net Assets from:

Operations:
Net investment income	$37,303	$40,242
Net realized gain (loss)	15,398	(3,220)
Net change in unrealized (depreciation)	(38,494)	(8,936)
Net increase resulting from operations	14,207	28,086

Distributions to Shareholders:
From net investment income	(42,226)	(45,351)

Total Distributions	(42,226)	(45,351)

Fund Share Transactions**:
Reinvestment of distributions	4,199	4,710
Net increase resulting from Fund share transactions	4,199	4,710

Total (Decrease) in Net Assets	(23,820)	(12,555)

Net Assets:
Beginning of year	379,762	392,317
End of year*	$355,942	$379,762

* Including undistributed (overdistributed) net investment income of:	$2,692	$(542)

** Fund Share Transactions:
Shares issued as reinvestment of distributions	432	464

ANNUAL REPORT	JANUARY 31, 2015	17

Statement of Cash Flows

Year Ended January 31, 2015 (Amounts in thousands)	PIMCO Strategic Income Fund, Inc.
Cash flows provided by operating activities:

Net increase in net assets resulting from operations	$14,207

Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Purchases of long-term securities	(852,023)
Proceeds from sales of long-term securities	1,019,803
Purchases of short-term portfolio investments, net	(668)
Decrease in deposits with counterparty	3,227
(Increase) in receivable for investments sold	(18,387)
Decrease in interest and dividends receivable	405
(Increase) in exchange-traded or centrally cleared derivatives	(32,457)
Decrease in over the counter derivatives	5,654
(Increase) in other assets	(8)
Increase in payable for investments purchased	3,317
(Decrease) in deposits from counterparty	(434)
Increase in accrued management fees	19
Payments on short sales transactions, net	(25,624)
Proceeds from currency transactions	223
(Decrease) in other liabilities	(7)
Net Realized (Gain) Loss
Investments in securities	(22,224)
Exchange-traded or centrally cleared financial derivative instruments	12,005
Over the counter financial derivative instruments	(4,880)
Foreign currency	(299)
Net Change in Unrealized (Appreciation) Depreciation
Investments in securities	19,834
Exchange-traded or centrally cleared financial derivative instruments	21,462
Over the counter financial derivative instruments	(2,829)
Foreign currency assets and liabilities	27
Net amortization (accretion) on investments	(777)
Net cash provided by operating activities	139,566

Cash flows (used for) financing activities:
Cash dividend paid*	(37,990)
Proceeds from reverse repurchase agreements	1,712,911
Payments on reverse repurchase agreements	(1,828,820)
Proceeds from sale-buyback transactions	8,252,162
Payments on sale-buyback transactions	(8,238,689)
Proceeds from mortgage dollar rolls	3,636,327
Payments on mortgage dollar rolls	(3,636,452)
Proceeds from deposits from counterparty	56,212
Payments on deposits from counterparty	(54,597)
Net cash (used for) financing activities	(138,936)
Net Increase in Cash and Foreign Currency	630

Cash and Foreign Currency:
Beginning of year	269
End of year	$899

* Reinvestment of distributions	$4,199

Supplemental disclosure of cash flow information:
Interest expense paid during the year	$711

18	PIMCO CLOSED-END FUNDS	See Accompanying Notes

Schedule of Investments PIMCO Strategic Income Fund, Inc.

January 31, 2015

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 221.9%

BANK LOAN OBLIGATIONS 4.1%
Albertson’s Holdings LLC
4.000% due 08/25/2019		$354	$353
4.250% due 08/25/2021		776	776
Clear Channel Communications, Inc.
6.921% due 01/30/2019		900	841
Energy Future Intermediate Holding Co. LLC
4.250% due 06/19/2016		11,838	11,853
Sequa Corp.
5.250% due 06/19/2017		495	477
Stockbridge SBE Holdings LLC
13.000% due 05/02/2017		250	230

Total Bank Loan Obligations (Cost $14,548)			14,530

CORPORATE BONDS & NOTES 37.0%

BANKING & FINANCE 24.4%
Ally Financial, Inc.
8.300% due 02/12/2015		6,100	6,108
American International Group, Inc.
5.850% due 01/16/2018 (f)		6,300	7,103
8.625% due 05/22/2068	GBP	850	1,498
Barclays Bank PLC
14.000% due 06/15/2019 (c)		1,300	2,653
Blackstone CQP Holdco LP
9.296% due 03/18/2019		$11,526	11,715
BPCE S.A.
9.000% due 03/17/2015 (c)	EUR	50	57
9.250% due 04/22/2015 (c)		300	345
Cantor Fitzgerald LP
6.375% due 06/26/2015		$3,000	3,044
7.875% due 10/15/2019		1,200	1,328
Columbia Property Trust Operating Partnership LP
5.875% due 04/01/2018 (f)		3,000	3,194
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA
6.875% due 03/19/2020	EUR	2,000	2,712
11.000% due 06/30/2019 (c)(f)		$4,166	5,374
Exeter Finance Corp.
9.750% due 05/20/2019		2,400	2,400
General Electric Capital Corp.
6.500% due 09/15/2067 (f)	GBP	3,000	4,921
Greystar Real Estate Partners LLC
8.250% due 12/01/2022		$1,370	1,428
International Lease Finance Corp.
6.750% due 09/01/2016		2,000	2,140
Jefferies LoanCore LLC
6.875% due 06/01/2020		1,417	1,297

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
KGH Intermediate Holdco LLC
8.500% due 08/07/2019 (d)		$3,354	$3,354
8.500% due 08/08/2019 (d)		1,118	1,118
LBG Capital PLC
7.625% due 10/14/2020	EUR	300	367
15.000% due 12/21/2019	GBP	2,600	5,502
15.000% due 12/21/2019	EUR	200	335
Navient Corp.
8.000% due 03/25/2020		$1,000	1,122
8.450% due 06/15/2018		2,500	2,833
Sberbank of Russia Via SB Capital S.A.
3.352% due 11/15/2019	EUR	3,200	2,858
6.125% due 02/07/2022		$2,000	1,690
SL Green Realty Corp.
7.750% due 03/15/2020		4,500	5,487
Springleaf Finance Corp.
6.500% due 09/15/2017		500	529
6.900% due 12/15/2017		500	536
Vnesheconombank Via VEB Finance PLC
5.375% due 02/13/2017		200	178
5.942% due 11/21/2023		5,200	3,503

			86,729

INDUSTRIALS 7.7%
Aeropuertos Dominicanos Siglo S.A.
9.750% due 11/13/2019		2,000	1,923
Armored Autogroup, Inc.
9.250% due 11/01/2018		1,300	1,306
Berau Coal Energy Tbk PT
7.250% due 03/13/2017		2,100	1,029
C10 Capital SPV Ltd.
6.722% due 12/29/2049		1,800	1,791
Caesars Entertainment Operating Co., Inc.
8.500% due 02/15/2020 ^(f)		1,334	1,014
9.000% due 02/15/2020 ^		66	49
CVS Pass-Through Trust
7.507% due 01/10/2032		891	1,176
Enterprise Inns PLC
6.875% due 05/09/2025	GBP	20	31
Forbes Energy Services Ltd.
9.000% due 06/15/2019		$240	148
iHeartCommunications, Inc.
9.000% due 03/01/2021		400	389
Millar Western Forest Products Ltd.
8.500% due 04/01/2021		50	52
Petrobras International Finance Co. S.A.
7.875% due 03/15/2019		500	499
Pinnacol Assurance
8.625% due 06/25/2034 (d)		2,600	2,874

See Accompanying Notes	ANNUAL REPORT	JANUARY 31, 2015	19

Schedule of Investments PIMCO Strategic Income Fund, Inc. (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Quiksilver, Inc.
7.875% due 08/01/2018 (f)		$1,900	$1,729
Rockies Express Pipeline LLC
6.875% due 04/15/2040		310	334
Russian Railways via RZD Capital PLC
3.374% due 05/20/2021	EUR	3,300	2,593
Spanish Broadcasting System, Inc.
12.500% due 04/15/2017		$1,000	1,035
UAL Pass-Through Trust
6.636% due 01/02/2024		1,903	2,050
9.750% due 07/15/2018 (f)		475	527
10.400% due 05/01/2018 (f)		1,436	1,588
UCP, Inc.
8.500% due 10/21/2017		3,700	3,721
Western Express, Inc.
12.500% due 04/15/2015		120	116
XPO Logistics, Inc.
7.875% due 09/01/2019		1,500	1,566

			27,540

UTILITIES 4.9%
AK Transneft OJSC Via TransCapitalInvest Ltd.
8.700% due 08/07/2018		5,000	5,050
Dynegy Finance, Inc.
6.750% due 11/01/2019		550	566
7.375% due 11/01/2022		520	538
7.625% due 11/01/2024		70	72
Gazprom Neft OAO Via GPN Capital S.A.
6.000% due 11/27/2023		8,850	6,682
Gazprom OAO Via Gaz Capital S.A.
8.625% due 04/28/2034		2,600	2,509
Illinois Power Generating Co.
6.300% due 04/01/2020		115	97
7.950% due 06/01/2032		273	233
NGPL PipeCo LLC
7.768% due 12/15/2037		195	209
Ras Laffan Liquefied Natural Gas Co. Ltd.
6.332% due 09/30/2027		1,250	1,508

			17,464

Total Corporate Bonds & Notes (Cost $129,425)			131,733

MUNICIPAL BONDS & NOTES 0.4%

WEST VIRGINIA 0.4%
Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
7.467% due 06/01/2047		1,745	1,502

Total Municipal Bonds & Notes (Cost $1,644)			1,502

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. GOVERNMENT AGENCIES 103.5%
Fannie Mae
2.065% due 12/01/2030	$192	$196
2.200% due 04/01/2030	2	2
2.250% due 09/01/2028	12	12
2.400% due 03/01/2032	86	87
2.415% due 02/01/2032	8	8
2.445% due 12/01/2028	50	53
2.450% due 11/01/2027	57	59
2.500% due 12/25/2027 (a)	7,480	641
2.625% due 03/01/2031	68	69
2.722% due 12/01/2025	2	2
3.000% due 12/01/2044 - 02/01/2045	101,000	104,449
3.500% due 09/01/2044	33,000	34,873
4.000% due 11/01/2044	27,000	28,811
4.250% due 11/25/2024 - 03/25/2033	511	566
4.500% due 09/01/2023 - 11/01/2044	15,206	16,491
4.500% due 07/25/2040 (f)	3,647	3,881
5.000% due 12/01/2018 - 07/25/2038	436	481
5.000% due 01/25/2038 (f)	20,863	22,480
5.500% due 12/25/2016 - 12/25/2034	926	1,076
5.500% due 11/25/2032 - 04/25/2035 (f)	10,583	11,740
5.750% due 06/25/2033	51	57
5.807% due 08/25/2043 (f)	2,500	2,929
5.843% due 12/25/2042	50	58
6.000% due 02/25/2017 - 02/01/2033	1,225	1,377
6.000% due 04/01/2035 - 01/25/2044 (f)	15,767	17,966
6.351% due 10/25/2042	25	30
6.500% due 10/01/2018 - 11/01/2047	6,515	7,521
6.500% due 03/25/2032 - 09/25/2042 (f)	6,387	7,378
6.509% due 02/25/2042	828	984
6.850% due 12/18/2027	26	30
6.916% due 09/25/2041	851	981
7.000% due 03/01/2016 - 01/01/2047	2,583	2,952
7.000% due 03/25/2045 (f)	1,280	1,525
7.010% due 10/25/2042	638	741
7.500% due 06/01/2017 - 03/25/2044	1,657	1,887
7.500% due 06/25/2044 (f)	1,321	1,572
7.700% due 03/25/2023	34	39
7.858% due 06/19/2041	1,153	1,296
8.000% due 09/25/2021 - 06/01/2032	679	777
8.500% due 04/01/2016 - 06/25/2030	1,198	1,370

20	PIMCO CLOSED-END FUNDS	See Accompanying Notes

January 31, 2015

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
9.431% due 05/15/2021	$245	$273
9.954% due 07/15/2027	85	95
Freddie Mac
2.262% due 12/01/2026	7	8
2.374% due 09/01/2031	39	40
2.401% due 04/01/2033	4	4
4.000% due 11/01/2044	3,000	3,206
5.000% due 02/15/2024	16	17
5.500% due 04/01/2039 - 06/15/2041 (f)	10,823	12,362
6.000% due 09/15/2016 - 03/15/2035	1,863	2,064
6.000% due 02/15/2032 (f)	4,054	4,472
6.289% due 07/25/2032	678	732
6.500% due 11/01/2016 - 09/01/2047	8,057	9,108
6.500% due 05/15/2029 - 03/25/2044 (f)	5,992	6,960
6.510% due 07/25/2032	161	187
6.900% due 09/15/2023	540	604
6.950% due 07/15/2021	253	284
7.000% due 07/01/2015 - 10/25/2043	4,985	5,676
7.000% due 03/15/2029 - 06/15/2031 (f)	4,481	5,163
7.500% due 01/01/2016 - 02/25/2042	2,528	2,873
7.500% due 04/01/2028 (f)	1,567	1,880
8.000% due 08/15/2022 - 04/15/2030	450	512
Ginnie Mae
4.000% due 09/01/2044	20,000	21,483
6.000% due 04/15/2029 - 12/15/2038	1,522	1,730
6.000% due 11/15/2038 (f)	1,799	2,072
6.500% due 11/20/2024 - 10/20/2038	1,019	1,189
7.000% due 04/15/2024 - 06/15/2026	74	81
7.500% due 01/15/2017 - 03/15/2029	1,132	1,226
8.000% due 06/15/2016 - 11/15/2022	23	24
8.500% due 10/15/2016 - 02/15/2031	12	14
9.000% due 06/15/2016 - 01/15/2020	201	211
Small Business Administration
4.625% due 02/01/2025	271	291
5.038% due 03/10/2015	60	60
5.510% due 11/01/2027	779	886
5.780% due 08/01/2027	86	97
5.820% due 07/01/2027	70	79
6.300% due 06/01/2018	66	69
7.200% due 06/01/2017	8	9
7.700% due 07/01/2016	4	4

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Vendee Mortgage Trust
6.500% due 03/15/2029		$264	$311
6.750% due 02/15/2026 - 06/15/2026		176	205
7.500% due 09/15/2030		3,610	4,198

Total U.S. Government Agencies (Cost $353,371)			368,206

U.S. TREASURY OBLIGATIONS 33.4%
U.S. Treasury Notes
0.375% due 01/31/2016 (h)		679	680
2.000% due 09/30/2020 (f)(h)(j)		51,000	52,925
2.250% due 04/30/2021 (f)(h)(j)		62,000	65,148

Total U.S. Treasury Obligations (Cost $114,610)			118,753

MORTGAGE-BACKED SECURITIES 37.8%
Adjustable Rate Mortgage Trust
2.529% due 07/25/2035		1,200	1,158
2.739% due 08/25/2035		2,679	2,658
Banc of America Mortgage Trust
2.663% due 02/25/2035		41	40
Banc of America Re-REMIC Trust
5.686% due 04/24/2049		2,833	3,018
BCAP LLC Trust
0.368% due 07/26/2036		211	158
2.586% due 10/26/2033		130	112
2.592% due 06/26/2035		43	38
5.017% due 03/26/2036		419	423
Bear Stearns ALT-A Trust
2.697% due 08/25/2036 ^		546	402
Bear Stearns Commercial Mortgage Securities Trust
7.000% due 05/20/2030		2,415	2,613
Celtic Residential Irish Mortgage Securitisation PLC
0.249% due 11/13/2047	EUR	6,980	7,473
0.820% due 12/14/2048	GBP	6,281	8,806
Citigroup Mortgage Loan Trust, Inc.
7.000% due 09/25/2033		$15	15
Countrywide Alternative Loan Trust
5.500% due 05/25/2022 ^		95	89
6.250% due 08/25/2037 ^		1,011	906
6.500% due 07/25/2035 ^		1,136	673
Countrywide Home Loan Mortgage Pass-Through Trust
3.048% due 08/25/2034		1,059	953
Countrywide Home Loan Reperforming REMIC Trust
7.500% due 11/25/2034		2,176	2,367
7.500% due 06/25/2035		351	363

See Accompanying Notes	ANNUAL REPORT	JANUARY 31, 2015	21

Schedule of Investments PIMCO Strategic Income Fund, Inc. (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Credit Suisse Commercial Mortgage Trust
5.695% due 09/15/2040		$2,306	$2,502
Credit Suisse First Boston Mortgage Securities Corp.
1.318% due 03/25/2034 ^		186	179
7.000% due 02/25/2034		841	910
Credit Suisse Mortgage Capital Certificates
6.500% due 03/25/2036 ^		1,621	1,146
Deutsche Mortgage Securities, Inc. Re-REMIC Trust Certificates
5.000% due 06/26/2035		6,770	6,735
Emerald Mortgages PLC
0.248% due 07/15/2048	EUR	3,629	3,854
GMAC Mortgage Corp. Loan Trust
3.297% due 08/19/2034		$234	223
GSAA Home Equity Trust
6.000% due 04/01/2034		1,494	1,573
GSMPS Mortgage Loan Trust
7.000% due 06/25/2043		4,288	4,620
7.074% due 06/19/2027		62	63
8.000% due 09/19/2027		955	976
GSR Mortgage Loan Trust
0.498% due 12/25/2034		906	809
0.508% due 12/25/2034		436	398
4.971% due 11/25/2035		2,266	2,203
5.500% due 11/25/2035 ^		2,530	2,485
6.500% due 01/25/2034		461	487
HarborView Mortgage Loan Trust
0.538% due 10/19/2033		2,256	2,177
4.558% due 06/19/2036 ^		1,784	1,280
JPMorgan Commercial Mortgage-Backed Securities Trust
5.642% due 03/18/2051		4,000	4,330
JPMorgan Mortgage Trust
2.659% due 10/25/2036 ^		4,340	3,874
5.500% due 08/25/2022 ^		81	80
5.500% due 06/25/2037		945	891
Lehman Mortgage Trust
5.000% due 08/25/2021 ^		226	221
Luminent Mortgage Trust
0.338% due 12/25/2036		2,877	2,307
MASTR Adjustable Rate Mortgages Trust
3.020% due 10/25/2034		1,344	1,188
MASTR Alternative Loan Trust
6.250% due 07/25/2036		730	614
6.500% due 03/25/2034		1,014	1,095
7.000% due 04/25/2034		81	84
MASTR Reperforming Loan Trust
7.000% due 05/25/2035		5,448	5,535
7.500% due 07/25/2035		2,970	2,995
NAAC Reperforming Loan REMIC Trust
7.000% due 10/25/2034 ^		1,541	1,596
7.500% due 03/25/2034		4,142	4,441
7.500% due 10/25/2034 ^		4,623	4,923

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Newgate Funding PLC
1.332% due 12/15/2050	EUR	2,933	$3,149
1.560% due 12/15/2050	GBP	4,039	5,878
1.582% due 12/15/2050	EUR	2,933	2,999
1.810% due 12/15/2050	GBP	3,318	4,697
Residential Accredit Loans, Inc. Trust
0.348% due 06/25/2046		$2,660	1,204
6.000% due 08/25/2035 ^		2,867	2,688
Residential Asset Mortgage Products Trust
6.500% due 04/25/2034		0	1
7.000% due 08/25/2016		59	59
8.500% due 10/25/2031		740	837
8.500% due 11/25/2031		1,191	1,300
Structured Adjustable Rate Mortgage Loan Trust
2.509% due 03/25/2034		388	383
Structured Asset Mortgage Investments Trust
1.614% due 08/25/2047 ^		4,225	3,755
Structured Asset Securities Corp. Mortgage Loan Trust
7.500% due 10/25/2036 ^		3,879	3,628
WaMu Mortgage Pass-Through Certificates Trust
2.368% due 05/25/2035		562	562
Washington Mutual Mortgage Pass-Through Certificates Trust
6.500% due 08/25/2034		874	910
7.000% due 03/25/2034		266	283
7.500% due 04/25/2033		692	760
Wells Fargo Mortgage-Backed Securities Trust
2.600% due 04/25/2036 ^		73	71
2.614% due 06/25/2035		575	579
5.723% due 10/25/2036 ^		1,703	1,658

Total Mortgage-Backed Securities (Cost $115,995)			134,460

ASSET-BACKED SECURITIES 2.2%
Access Financial Manufactured Housing Contract Trust
7.650% due 05/15/2021		245	142
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
3.693% due 11/25/2032 ^		431	27
Bear Stearns Asset-Backed Securities Trust
0.634% due 09/25/2034		907	859
Conseco Finance Securitizations Corp.
7.960% due 05/01/2031		1,831	1,434
7.970% due 05/01/2032		282	189
Conseco Financial Corp.
6.530% due 02/01/2031		188	189
7.050% due 01/15/2027		367	376
Credit-Based Asset Servicing and Securitization LLC
6.020% due 12/25/2037		1,105	1,164

22	PIMCO CLOSED-END FUNDS	See Accompanying Notes

January 31, 2015

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Green Tree Servicing LLC
8.970% due 04/25/2038		$2,029	$2,147
Greenpoint Manufactured Housing
8.300% due 10/15/2026		1,000	1,072
Morgan Stanley ABS Capital, Inc. Trust
0.348% due 01/25/2036		232	231
Oakwood Mortgage Investors, Inc.
0.397% due 06/15/2032		28	25
Residential Asset Mortgage Products Trust
8.500% due 12/25/2031		24	22

Total Asset-Backed Securities (Cost $7,646)			7,877

SOVEREIGN ISSUES 2.5%
Brazil Notas do Tesouro Nacional
10.000% due 01/01/2025	BRL	25,000	8,348
Costa Rica Government International Bond
7.000% due 04/04/2044		$700	682

Total Sovereign Issues (Cost $10,567)			9,030

		SHARES
COMMON STOCKS 0.2%

ENERGY 0.2%
SemGroup Corp. ‘A’		7,966	536

Total Common Stocks (Cost $221)			536

WARRANTS 0.0%

INDUSTRIALS 0.0%
Alion Science and Technology Corp. - Exp. 03/15/2017		3,675	0

Total Warrants (Cost $0)			0

		MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 0.8%

REPURCHASE AGREEMENTS (e) 0.4%
		$1,579

	PRINCIPAL AMOUNT (000S)
U.S. TREASURY BILLS 0.4%
0.052% due 02/26/2015 - 05/28/2015 (b)(h)(j)	$1,604	1,604

Total Short-Term Instruments (Cost $3,183)		3,183

Total Investments in Securities (Cost $751,210)		789,810

Total Investments 221.9% (Cost $751,210)		$789,810

Financial Derivative Instruments (g)(i) 0.2% (Cost or Premiums, net $(774))		844

Other Assets and Liabilities, net (122.1%)		(434,712)

Net Assets Applicable to Common Shareholders 100.0%		$355,942

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Interest only security.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

See Accompanying Notes	ANNUAL REPORT	JANUARY 31, 2015	23

Schedule of Investments PIMCO Strategic Income Fund, Inc. (Cont.)

(d)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
KGH Intermediate Holdco LLC	8.500%	08/07/2019 - 08/08/2019	08/07/2014	$4,390	$4,472	1.25%
Pinnacol Assurance	8.625%	06/25/2034	06/23/2014	2,600	2,874	0.81%

				$6,990	$7,346	2.06%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(e)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.000%	01/30/2015	02/02/2015	$1,579	Fannie Mae 2.200% due 10/17/2022	$(1,615)	$1,579	$1,579

Total Repurchase Agreements						$(1,615)	$1,579	$1,579

(1)	Includes accrued interest.

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)		Payable for Reverse Repurchase Agreements
BCY	0.630%	08/26/2014	02/26/2015	$	(1,642)	$(1,647)

CFR	(3.000%)	09/15/2014	09/12/2016		(1,677)	(1,657)

DEU	(0.750%)	11/10/2014	02/12/2015		(1,014)	(1,012)
	0.280%	01/14/2015	02/12/2015		(47,673)	(47,680)
	0.350%	11/24/2014	02/24/2015		(30,236)	(30,257)
	0.350%	01/26/2015	04/27/2015		(4,365)	(4,365)
	0.350%	02/04/2015	05/05/2015		(6,794)	(6,794)
	0.380%	11/04/2014	02/04/2015		(7,171)	(7,178)
	0.380%	11/12/2014	02/12/2015		(4,007)	(4,010)
	0.650%	11/17/2014	02/17/2015		(3,402)	(3,407)
	0.800%	12/04/2014	03/04/2015		(1,528)	(1,530)

RDR	0.420%	11/06/2014	02/06/2015		(2,498)	(2,501)
	0.420%	01/28/2015	04/28/2015		(5,658)	(5,658)

UBS	0.600%	12/22/2014	06/22/2015		(2,326)	(2,328)
	0.850%	01/15/2015	04/15/2015	GBP	(3,072)	(4,629)

Total Reverse Repurchase Agreements						$(124,653)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)	Payable for Sale-Buyback Transactions (3)
BCY	0.160%	01/29/2015	02/04/2015	$(45,383)	$(45,391)
	0.180%	02/02/2015	02/06/2015	(1,357)	(1,357)

BPG	0.190%	01/20/2015	02/04/2015	(60,396)	(60,411)

GSC	0.200%	01/29/2015	02/05/2015	(2,389)	(2,389)

Total Sale-Buyback Transactions					$(109,548)

24	PIMCO CLOSED-END FUNDS	See Accompanying Notes

January 31, 2015

MORTGAGE DOLLAR ROLLS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Received	Amount Borrowed (2)
FOB	1.808%	02/12/2015	03/12/2015	$15,151	$(15,131)
	2.301%	03/12/2015	04/14/2015	28,787	(28,730)
	2.813%	02/12/2015	03/12/2015	28,844	(28,785)
	3.265%	02/12/2015	03/12/2015	21,926	(21,872)

GSC	2.913%	02/12/2015	03/12/2015	3,200	(3,193)
	3.214%	02/12/2015	03/12/2015	4,107	(4,098)

JPS	2.725%	02/19/2015	03/23/2015	6,414	(6,399)

Total Mortgage Dollar Rolls				$108,429	$(108,208)

(2)	The average amount of borrowings outstanding during the period ended January 31, 2015 was $580,330 at a weighted average interest rate of 1.145%.
(3)	Payable for sale-buyback transactions includes $17 of deferred price drop on sale-buyback transactions.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of January 31, 2015:

(f)	Securities with an aggregate market value of $230,828 have been pledged as collateral under the terms of the following master agreements as of January 31, 2015.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Receivable for Mortgage Dollar Rolls	Payable for Mortgage Dollar Rolls	Total Borrowings and Other Financing Transactions	Collateral (Received)/ Pledged	Net Exposure (4)
Global/Master Repurchase Agreement
BCY	$0	$(1,647)	$0	$0	$0	$(1,647)	$1,703	$56
CFR	0	(1,657)	0	0	0	(1,657)	1,729	72
DEU	0	(106,233)	0	0	0	(106,233)	101,594	(4,639)
RDR	0	(8,159)	0	0	0	(8,159)	8,594	435
SSB	1,579	0	0	0	0	1,579	(1,615)	(36)
UBS	0	(6,957)	0	0	0	(6,957)	7,340	383

Master Securities Forward Transaction Agreement
BCY	0	0	(46,748)	0	0	(46,748)	46,698	(50)
BPG	0	0	(60,411)	0	0	(60,411)	60,547	136
FOB	0	0	0	94,708	(94,518)	190	0	190
GSC	0	0	(2,389)	7,307	(7,291)	(2,373)	2,387	14
JPS	0	0	0	6,414	(6,399)	15	0	15

Total Borrowings and Other Financing Transactions	$1,579	$(124,653)	$(109,548)	$108,429	$(108,208)

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

See Accompanying Notes	ANNUAL REPORT	JANUARY 31, 2015	25

Schedule of Investments PIMCO Strategic Income Fund, Inc. (Cont.)

(g)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation	Variation Margin
					Asset	Liability
U.S. Treasury 2-Year Note March Futures	Long	03/2015	138	$125	$30	$0

Total Futures Contracts				$125	$30	$0

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Pay	3-Month CAD-Bank Bill	3.300%	06/19/2024	CAD	11,200	$1,346	$826	$71	$0
Receive	3-Month CAD-Bank Bill	3.500%	06/20/2044		4,900	(1,120)	(945)	0	(93)
Receive	3-Month USD-LIBOR	2.500%	06/17/2022	$	92,500	(4,934)	(3,084)	0	(541)
Receive	3-Month USD-LIBOR	2.750%	06/17/2025		39,700	(3,144)	(2,105)	0	(298)
Receive	3-Month USD-LIBOR	3.250%	06/17/2045		44,900	(10,685)	(6,777)	0	(766)

						$(18,537)	$(12,085)	$71	$(1,698)

Total Swap Agreements						$(18,537)	$(12,085)	$71	$(1,698)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of January 31, 2015:

(h)	Securities with an aggregate market value of $8,013 and cash of $555 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of January 31, 2015. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$30	$71	$101	$0	$0	$(1,698)	$(1,698)

26	PIMCO CLOSED-END FUNDS	See Accompanying Notes

January 31, 2015

(i)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BOA	02/2015		GBP	47	$		74	$3	$0
	02/2015	$		385		GBP	245	0	(16)

CBK	02/2015		EUR	24,361	$		29,865	2,337	0
	03/2015		CAD	179			154	13	0
	03/2015		GBP	48			72	0	0

DUB	02/2015		BRL	1,054			396	3	0
	02/2015		GBP	47			71	1	0
	02/2015	$		399		BRL	1,054	0	(6)
	03/2015		GBP	71	$		108	1	0
	07/2015		BRL	23,466			8,650	270	0

FBF	02/2015		GBP	20,219			31,591	1,138	0

GLM	02/2015		BRL	469			180	5	0
	02/2015	$		176		BRL	469	0	(1)
	07/2015		BRL	381	$		139	3	0

HUS	02/2015			469			176	1	0
	02/2015	$		182		BRL	469	0	(7)
	03/2015		BRL	469	$		180	7	0

MSB	02/2015			2,274			854	7	0
	02/2015	$		842		BRL	2,274	9	(3)
	02/2015			27,484		EUR	24,361	44	0
	02/2015			30,284		GBP	20,068	0	(58)
	03/2015			848		BRL	2,274	0	(7)
	04/2015		EUR	24,361	$		27,498	0	(45)
	04/2015		GBP	19,800			29,849	39	0

Total Forward Foreign Currency Contracts								$3,881	$(143)

PURCHASED OPTIONS:

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount	Cost	Market Value
DUB	Put - OTC Fannie Mae 3.000% due 03/01/2045	$83.875	03/05/2015	$55,000	$2	$0

Total Purchased Options					$2	$0

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION (1)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at January 31, 2015 (2)	Notional Amount (3)		Premiums (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Indonesia Government International Bond	1.000%	06/20/2019	1.340%	$	600	$(20)	$12	$0	$(8)

BPS	Petrobras International Finance Co.	1.000%	12/20/2019	5.600%		3,400	(335)	(294)	0	(629)

See Accompanying Notes	ANNUAL REPORT	JANUARY 31, 2015	27

Schedule of Investments PIMCO Strategic Income Fund, Inc. (Cont.)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at January 31, 2015 (2)	Notional Amount (3)		Premiums (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
DUB	Indonesia Government International Bond	1.000%	06/20/2019	1.340%	$	1,200	$(43)	$27	$0	$(16)

HUS	Petrobras International Finance Co.	1.000%	12/20/2019	5.600%		3,400	(338)	(290)	0	(628)

JPM	Indonesia Government International Bond	1.000%	06/20/2019	1.340%		1,200	(40)	24	0	(16)

							$(776)	$(521)	$0	$(1,297)

Total Swap Agreements							$(776)	$(521)	$0	$(1,297)

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of January 31, 2015:

(j)	Securities with an aggregate market value of $1,204 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of January 31, 2015.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (4)
BOA	$3	$0	$0	$3	$(16)	$0	$(8)	$(24)	$(21)	$0	$(21)
BPS	0	0	0	0	0	0	(629)	(629)	(629)	591	(38)
CBK	2,350	0	0	2,350	(0)	0	0	0	2,350	(2,110)	240
DUB	275	0	0	275	(6)	0	(16)	(22)	253	0	253
FBF	1,138	0	0	1,138	0	0	0	0	1,138	(1,030)	108
GLM	8	0	0	8	(1)	0	0	(1)	7	0	7
HUS	8	0	0	8	(7)	0	(628)	(635)	(627)	613	(14)
JPM	0	0	0	0	0	0	(16)	(16)	(16)	0	(16)
MSB	99	0	0	99	(113)	0	0	(113)	(14)	0	(14)

Total Over the Counter	$3,881	$0	$0	$3,881	$(143)	$0	$(1,297)	$(1,440)

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

28	PIMCO CLOSED-END FUNDS	See Accompanying Notes

January 31, 2015

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of January 31, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$30	$30
Swap Agreements	0	0	0	0	71	71

	$0	$0	$0	$0	$101	$101

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$3,881	$0	$3,881

	$0	$0	$0	$3,881	$101	$3,982

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$1,698	$1,698

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$143	$0	$143
Swap Agreements	0	1,297	0	0	0	1,297

	$0	$1,297	$0	$143	$0	$1,440

	$0	$1,297	$0	$143	$1,698	$3,138

The Effect of Financial Derivative Instruments on the Statement of Operations for the Period Ended January 31, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$133	$133
Swap Agreements	0	0	0	0	(12,138)	(12,138)

	$0	$0	$0	$0	$(12,005)	$(12,005)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$4,869	$0	$4,869
Purchased Options	0	0	0	0	(17)	(17)
Swap Agreements	0	28	0	0	0	28

	$0	$28	$0	$4,869	$(17)	$4,880

	$0	$28	$0	$4,869	$(12,022)	$(7,125)

See Accompanying Notes	ANNUAL REPORT	JANUARY 31, 2015	29

Schedule of Investments PIMCO Strategic Income Fund, Inc. (Cont.)

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$125	$125
Swap Agreements	0	0	0	0	(21,587)	(21,587)

	$0	$0	$0	$0	$(21,462)	$(21,462)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$3,352	$0	$3,352
Purchased Options	0	0	0	0	(2)	(2)
Swap Agreements	0	(521)	0	0	0	(521)

	$0	$(521)	$0	$3,352	$(2)	$2,829

	$0	$(521)	$0	$3,352	$(21,464)	$(18,633)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of January 31, 2015 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 01/31/2015
Investments in Securities, at Value
Bank Loan Obligations	$0	$14,300	$230	$14,530
Corporate Bonds & Notes
Banking & Finance	0	79,857	6,872	86,729
Industrials	0	16,780	10,760	27,540
Utilities	0	17,464	0	17,464
Municipal Bonds & Notes
West Virginia	0	1,502	0	1,502
U.S. Government Agencies	0	368,206	0	368,206
U.S. Treasury Obligations	0	118,753	0	118,753
Mortgage-Backed Securities	0	134,460	0	134,460
Asset-Backed Securities	0	7,877	0	7,877
Sovereign Issues	0	9,030	0	9,030
Common Stocks
Energy	536	0	0	536
Short-Term Instruments
Repurchase Agreements	0	1,579	0	1,579
U.S. Treasury Bills	0	1,604	0	1,604

Total Investments	$536	$771,412	$17,862	$789,810

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	30	71	0	101
Over the counter	0	3,881	0	3,881
	$30	$3,952	$0	$3,982

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(1,698)	0	(1,698)
Over the counter	0	(1,440)	0	(1,440)
	$0	$(3,138)	$0	$(3,138)

Totals	$566	$772,226	$17,862	$790,654

30	PIMCO CLOSED-END FUNDS	See Accompanying Notes

January 31, 2015

There were no significant transfers between Level 1 and 2 during the period ended January 31, 2015.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended January 31, 2015:

Category and Subcategory	Beginning Balance at 01/31/2014	Net Purchases	Net Sales	Accrued Discounts/ (Premiums)	Realized Gain/ (Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 01/31/2015	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 01/31/2015 (1)
Investments in Securities, at Value
Bank Loan Obligations	$274	$0	$0	$0	$0	$(44)	$0	$0	$230	$(44)
Corporate Bonds & Notes
Banking & Finance	0	6,762	(28)	12	1	125	0	0	6,872	125
Industrials	5,299	6,286	(946)	(5)	(11)	137	0	0	10,760	246

Totals	$5,573	$13,048	$(974)	$7	$(10)	$218	$0	$0	$17,862	$327

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 01/31/2015	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments in Securities, at Value
Bank Loan Obligations	$230	Third Party Vendor	Broker Quote	92.00
Corporate Bonds & Notes
Banking & Finance	4,472	Discounted Cash Flows	Credit Rating	B-BBB
			OAS Spread	600-950bps
			Yield	8.75-9.75
	2,400	Market Comparable Companies	Credit rating	B-BB
			Net Debt to Equity Ratio	8-10x
			Yield	8.00-10.00
Industrials	6,595	Benchmark Pricing	Base Price	100.00-102.67
	4,165	Third Party Vendor	Broker Quote	107.75-111.00

Total	$17,862

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at January 31, 2015 may be due to an investment no longer held or categorized as level 3 at period end.

See Accompanying Notes	ANNUAL REPORT	JANUARY 31, 2015	31

Notes to Financial Statements

1. ORGANIZATION

PIMCO Strategic Income Fund, Inc. (the “Fund”) commenced operations on February 24, 1994, as a closed-end management investment company registered under the Investment Company Act of 1940, as amended, and the rules and regulations thereunder (the “Act”). The Fund is classified and managed as a diversified fund. Pacific Investment Management Company LLC (“PIMCO” or the “Manager”) serves as the Fund’s investment manager.

Prior to the close of business on September 5, 2014, Allianz Global Investors Fund Management LLC (“AGIFM”) and PIMCO served as the Fund’s investment manager and sub-adviser, respectively. Effective at the close of business on September 5, 2014, the Fund entered into a new investment management agreement (the “Agreement”) with PIMCO, pursuant to which PIMCO replaced AGIFM as the investment manager to the Fund. Under the Agreement, PIMCO continues to provide the day-to-day portfolio management services it provided to the Fund as its sub-adviser and also assumed responsibility for providing the supervisory and administrative services previously provided by AGIFM to the Fund as its investment manager. PIMCO personnel have replaced AGIFM personnel as Fund officers and in other roles to provide and oversee the administrative, accounting/ financial reporting, compliance, legal, marketing, transfer agency, shareholder servicing and other services required for the daily operations of the Fund. Please see “Fees and Expenses” below for additional information.

The Fund has the authority to issue 500 million shares of $0.00001 par value common stock.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled 15 days or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain/loss on investments on the Statement of Operations. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations.

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Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Cash and Foreign Currency  The functional and reporting currency for the Fund is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Fund does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and net changes in unrealized gain or loss from investments on the Statement of Operations. The Fund may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract (see financial derivative instruments). Realized foreign exchange gains or losses arising from sales of spot foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain or loss on foreign currency transactions on the Statement of Operations. Net unrealized foreign exchange gains and losses arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation or depreciation on foreign currency assets and liabilities on the Statement of Operations.

(c) Distributions—Common Shares  The Fund intends to declare distributions from net investment income and gains from the sale of portfolio securities and other sources to common shareholders monthly. Net realized capital gains earned by the Fund, if any, will be distributed no less frequently than once each year. The Fund may engage in investment strategies, including the use of derivatives, to, among other things, generate current, distributable income without regard to possible declines in the Fund’s net asset value. The Fund’s income and gain-generating strategies, including certain derivatives strategies, may generate current income and gains for monthly distributions even in situations when the Fund has experienced a decline in net assets, including losses due to adverse changes in securities markets or the Fund’s portfolio of investments, including derivatives. Consequently, common shareholders may receive distributions and owe tax at a time when their investment in the Fund has declined in value, which tax may be at ordinary income rates. Also, the tax treatment of certain derivatives may be open to different interpretations. Any recharacterization of payments made or received by the Fund pursuant to derivatives potentially could affect the amount, timing or character of Fund distributions. In addition, the tax treatment of such investment strategies may be changed by regulation or otherwise.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further,

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Notes to Financial Statements (Cont.)

the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of paydowns on mortgage-backed securities, swaps, foreign currency transactions and contingent debt instruments. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Fund’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of distributions.

(d) Statement of Cash Flows  U.S. GAAP requires entities providing financial statements that report both financial position and results of operations to also provide a statement of cash flows for each period for which results of operations are provided, but exempts investment companies meeting certain conditions. One of the conditions is that substantially all of the enterprise’s investments were carried at fair value during the period and classified as Level 1 or Level 2 in the fair value hierarchy in accordance with the requirements of U.S. GAAP. Another condition is that the enterprise had little or no debt, based on the average debt outstanding during the period, in relation to average total assets. Funds with certain degrees of borrowing activity, typically through the use of reverse repurchase agreements, sale-buyback transactions or short sale transactions, have been determined to be at a level requiring a Statement of Cash Flows. The Statement of Cash Flows, as applicable, has been prepared using the indirect method which requires net change in net assets resulting from operations to be adjusted to reconcile to net cash flows from operating activities.

(e) New Accounting Pronouncements  In June 2013 the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) providing updated guidance for assessing whether an entity is an investment company and for the measurement of noncontrolling ownership interests in other investment companies. This update became effective for interim or annual periods beginning on or after December 15, 2013. The Fund has adopted the ASU as it follows the investment company reporting requirements under U.S. GAAP and its implementation did not have an impact on the Fund’s financial statements.

In June 2014, the FASB issued an ASU that expands secured borrowing accounting for certain repurchase agreements. The ASU also sets forth additional disclosure requirements for certain transactions accounted for as sales in order to provide financial statement users with information to compare to similar transactions accounted for as secured borrowings. The ASU is effective prospectively for annual periods beginning after December 15, 2014, and for interim periods beginning after March 15, 2015. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The Net Asset Value (“NAV”) of the Fund’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that

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the New York Stock Exchange (“NYSE”) is open (each a “Business Day”). Information that becomes known to the Fund or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

For purposes of calculating the NAV, portfolio securities and other financial derivative instruments are valued on each Business Day using valuation methods as adopted by the Board of Trustees/Directors (the “Board”) of the Fund. The Board has formed a Valuation Committee, whose function is to monitor the valuation of portfolio securities and other financial derivative instruments and, as required by the Fund’s valuation policies, determine in good faith the fair value of the Fund’s portfolio holdings after consideration of all relevant factors, including recommendations provided by the Manager. The Board has delegated responsibility for applying the valuation methods to the Manager. The Manager monitors the continual appropriateness of methods applied and determines if adjustments should be made in light of market factor changes and events affecting issuers.

Where market quotes are readily available, fair market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Where market quotes are not readily available, portfolio securities and other financial derivative instruments are valued at fair value, as determined in good faith by the Board, its Valuation Committee, or the Manager pursuant to instructions from the Board or its Valuation Committee. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund’s securities or financial derivative instruments. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Manager the responsibility for monitoring significant events that may materially affect the values of the Fund’s securities or financial derivative instruments and for determining whether the value of the applicable securities or financial derivative instruments should be re-evaluated in light of such significant events.

The Board has adopted methods for valuing securities and other financial derivative instruments that may require fair valuation under particular circumstances. The Manager monitors the continual appropriateness of fair valuation methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Manager determines that a fair valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee may take any appropriate action in accordance with procedures set forth by the Board. The Board reviews the appropriateness of the valuation methods from time to time, and these methods may be amended or supplemented from time to time by the Valuation Committee.

In circumstances in which daily market quotes are not readily available, investments may be valued pursuant to guidelines established by the Board. In the event that the security or asset cannot be valued pursuant to the established guidelines, the value of the security or other financial derivative instrument will be determined in good faith by the Valuation Committee of the Board, generally based upon recommendations provided by PIMCO. These methods may require subjective determinations about the value of a security. While the Fund’s policy is intended to result in a

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Notes to Financial Statements (Cont.)

calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing, the Fund cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold.

(b) Fair Value Hierarchy  U.S. GAAP describes fair market value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for the major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, and 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

■	Level 1—Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets and liabilities.

■

Level 2—Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

■

Level 3—Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers in and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments of the Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of the Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Fund.

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(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair market value  The valuation methods (or “techniques”) and significant inputs used in determining the fair market values of portfolio securities or financial derivative instruments categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued by pricing service providers that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker-dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, exchange-traded funds, exchange-traded notes and financial derivative instruments, such as futures contracts or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing service providers. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

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Notes to Financial Statements (Cont.)

Short-term investments having a maturity of 60 days or less and repurchase agreements are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as foreign currency contracts, options contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued by independent pricing service providers. Depending on the product and the terms of the transaction, financial derivative instruments can be valued by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange. For centrally cleared credit default swaps the clearing facility requires its members to provide actionable price levels across complete term structures. These levels, along with external third-party prices, are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, securities will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy. The valuation techniques and significant inputs used in determining the fair values of portfolio assets and liabilities categorized as Level 3 of the fair value hierarchy are as follows:

Benchmark pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Committee. Significant changes in the unobservable inputs of the benchmark pricing process (the base price) would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy. The validity of the fair value is reviewed by PIMCO on a periodic basis and may be amended as the availability of market data indicates a material change.

If third-party evaluated vendor pricing is not available or not deemed to be indicative of fair value, the Manager may elect to obtain indicative market quotations (“broker quotes”) directly from the broker-dealer or passed through from a third-party vendor. In the event that fair value is based upon a single sourced broker quote, these securities are categorized as Level 3 of the fair value hierarchy.

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Broker quotes are typically received from established market participants. Although independently received, the Manager does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the broker quote would have direct and proportional changes in the fair value of the security.

Discounted cash flow valuation uses an internal analysis based on the portfolio manager’s expectation of principal and interest payments, fees and costs, and other unobservable inputs which may include credit rating, yield and option adjusted spread (“OAS”) of a security. Significant changes in the unobservable inputs of the models would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Market comparable companies valuation estimates fair value by using an internal model that utilizes comparable companies’ inputs such as the company’s credit rating, debt to equity ratios, market multiples derived from earnings before interest, taxes, depreciation and amortization (“EBITDA”), manager assumptions regarding such comparable companies and requested non-public statements from the underlying company. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

The validity of the fair value is reviewed by PIMCO on a periodic basis and may be amended as the availability of market data indicates a material change.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Securities

Loan Participations, Assignments and Originations  The Fund may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of loans by the Fund. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Fund purchases assignments from lenders it acquires direct rights against the borrower of the loan. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Fund may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Fund may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

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Notes to Financial Statements (Cont.)

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower. The Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, the Fund may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statement of Operations. As of January 31, 2015, the Fund had no unfunded loan commitments outstanding.

Mortgage-Related and Other Asset-Backed Securities  The Fund may invest in mortgage-related and other asset-backed securities that directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Stripped Mortgage-Backed Securities  (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the

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Statement of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statement of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Restricted Securities  The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities may be sold privately, but are required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted securities outstanding at January 31, 2015 are disclosed in the Notes to Schedule of Investments.

U.S. Government Agencies or Government-Sponsored Enterprises  The Fund may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities. Zero coupon securities do not distribute interest on a current basis and tend to be subject to a greater risk than interest paying securities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on the Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Fund. The location and fair value amounts of these instruments are described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 7, Principal Risks.

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Notes to Financial Statements (Cont.)

(a) Repurchase Agreements  The Fund may engage in repurchase agreements. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Fund’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, including accrued interest, are included on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Fund may pay a fee for receipt of collateral, which may result in interest expense to the Fund.

(b) Reverse Repurchase Agreements  The Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. The Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Fund to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Fund to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund.

(c) Sale-Buybacks  The Fund may enter into financing transactions referred to as ‘sale-buybacks’. A sale-buyback transaction consists of a sale of a security by the Fund to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Fund is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Fund are reflected as a liability on the Statement of Assets and Liabilities. The Fund will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Fund would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Fund and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statement of Operations. Interest payments based upon negotiated financing terms made by the Fund to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. The Fund will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under sale-buyback transactions.

(d) Mortgage Dollar Rolls  Mortgage dollar rolls involve the Fund selling securities for delivery in the current month and simultaneously contracting to repurchase substantially similar (same type, same or similar interest and maturity) securities on a specified future date. The difference between the selling price and future purchase price is an adjustment to interest income on the Statement of Operations.

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During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund accounts for rolls as financing transactions. The Fund’s dollar roll transactions are intended to enhance the Fund’s yield by earning a spread between the yield on the underlying mortgage securities and short-term interest rates.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Fund may use financial derivative instruments, the credit-risk-related contingent features in certain financial derivative instruments, and how financial derivative instruments affect the Fund’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of realized and changes in unrealized gains and losses on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Fund.

(a) Forward Foreign Currency Contracts  The Fund may enter into forward foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Fund’s securities or as a part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To attempt to mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  The Fund may enter into futures contracts. The Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Fund (“variation margin”). Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed within exchange traded or centrally cleared financial derivative instruments on the Statement of Assets and Liabilities.

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Notes to Financial Statements (Cont.)

(c) Options Contracts  The Fund may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Fund’s exposure to the underlying instrument. Writing call options tends to decrease the Fund’s exposure to the underlying instrument. When the Fund writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are included on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Fund as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

The Fund may also purchase put and call options. Purchasing call options tends to increase the Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease the Fund’s exposure to the underlying instrument. The Fund pays a premium which is included as an asset on the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed.

Options on Securities  The Fund may write or purchase options on securities. An option uses a specified security as the underlying instrument for the option contract. The Fund may write or purchase options to enhance returns or to hedge an existing position or future investment.

(c) Swap Agreements  The Fund may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between the Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“centrally cleared swaps”). The Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon valuations as set forth in the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization.

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Changes in market value, if any, are reflected as a component of net change in unrealized appreciation/(depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as variation margin on the Statement of Assets and Liabilities. OTC swap payments received or paid at the beginning of the measurement period are included on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Fund are included as part of realized gains or losses on the Statement of Operations.

Entering into these agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral to the Fund to cover the Fund’s exposure to the counterparty.

Credit Default Swap Agreements  Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the trade confirmation, undergoes a certain credit event. As a seller of protection on credit default swap agreements, the Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or

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Notes to Financial Statements (Cont.)

underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate and sovereign issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Fund may use credit default swaps on corporate and sovereign issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate and sovereign issues as of period end are disclosed in the Notes to Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Fund as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Fund is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

Interest Rate Swap Agreements  The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swap

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agreements. Interest rate swap agreements involve the exchange by the Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

7. PRINCIPAL RISKS

In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Fund may be subject to, please see the Important Information About the Fund.

Market Risks  The Fund’s investments in financial derivatives and other financial instruments expose the Fund to various risks such as, but not limited to, interest rate, foreign currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Fund is likely to decrease. Interest rate changes can be sudden and unpredictable, and the Fund may lose money if these changes are not anticipated by Fund management. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a security’s market price to interest rate (i.e. yield) movements. At present, the U.S. is experiencing historically low interest rates. This, combined with recent economic recovery and the Federal Reserve Board’s conclusion of its quantitative easing program, could potentially increase the probability of an upward interest rate environment in the near future. Further, while U.S. bond markets have steadily grown over the past three decades, dealer “market making” ability has remained relatively stagnant. Given the importance of intermediary “market making” in creating a robust and active market, fixed income securities may face increased volatility and liquidity risks. All of these factors, collectively and/or individually, could cause the Fund to lose value.

The Fund may invest in securities and instruments that are economically tied to Russia. Investments in Russia are subject to political, economic, legal, market and currency risks. The risks include uncertain political and economic policies, short-term market volatility, poor accounting standards,

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Notes to Financial Statements (Cont.)

corruption and crime, an inadequate regulatory system, and unpredictable taxation. Investments in Russia are particularly subject to the risk that economic sanctions may be imposed by the United States and/or other countries. Such sanctions—which may impact companies in many sectors, including energy, financial services and defense, among others—may negatively impact the Fund’s performance and/or ability to achieve its investment objective. The Russian securities market is characterized by limited volume of trading, resulting in difficulty in obtaining accurate prices and trading. The Russian securities market, as compared to U.S. markets, has significant price volatility, less liquidity, a smaller market capitalization and a smaller number of traded securities. There may be little publicly available information about issuers. Settlement, clearing and registration of securities transactions are subject to risks because of registration systems that may not be subject to effective government supervision. This may result in significant delays or problems in registering the transfer of securities. Russian securities laws may not recognize foreign nominee accounts held with a custodian bank, and therefore the custodian may be considered the ultimate owner of securities it holds for clients. Ownership of securities issued by Russian companies is recorded by companies themselves and by registrars instead of through a central registration system. It is possible that the ownership rights of the Fund could be lost through fraud or negligence. While applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for the Fund to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. Adverse currency exchange rates are a risk and there may be a lack of available currency hedging instruments. Investments in Russia may be subject to the risk of nationalization or expropriation of assets. Oil, natural gas, metals, and timber account for a significant portion of Russia’s exports, leaving the country vulnerable to swings in world prices.

If the Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in financial derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the Fund’s returns.

The market values of securities may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Credit and Counterparty Risks  The Fund will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. The Fund seeks to minimize concentrations of credit risk by undertaking transactions with a large number of counterparties on recognized and reputable exchanges, where applicable. The Fund could lose money if the issuer or guarantor of a

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fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default. PIMCO, as Manager, seeks to minimize counterparty risks to the Fund through a number of ways. Prior to entering into transactions with a new counterparty, the PIMCO Counterparty Risk Committee conducts an extensive credit review of such counterparty and must approve the use of such counterparty. Furthermore, pursuant to the terms of the underlying contract, to the extent that unpaid amounts owed to the Fund exceed a predetermined threshold, such counterparty shall advance collateral to the Fund in the form of cash or securities equal in value to the unpaid amount owed to the Fund. The Fund may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Fund subsequently decreases, the Fund would be required to return to the counterparty all or a portion of the collateral previously advanced to the Fund.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Fund has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Master Netting Arrangements  The Fund may be subject to various netting arrangements with select counterparties (“Master Agreements”). Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular counterparty organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used. Securities and cash pledged as collateral are reflected as assets in the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits due from Counterparties (cash). Cash collateral received is not typically held in a segregated account and as such is reflected as a liability in the Statement of Assets and Liabilities as Deposits due to Counterparties. The market value of any securities received as collateral is not reflected as a component of net asset value. The Fund’s

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Notes to Financial Statements (Cont.)

overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between the Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as To-Be-Announced securities, delayed-delivery or sale-buyback transactions by and between the Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addendums govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated at a broker account registered with the Commodity Futures Trading Commission (CFTC), or the applicable regulator. In the United States, counterparty risk is significantly reduced as creditors of a futures broker do not have a claim to Fund assets in the segregated account. Additionally, portability of exposure in the event of a default scenario further reduces risk to the Fund. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives. The market value or accumulated unrealized appreciation or depreciation, initial margin posted, and any unsettled variation margin as of period end is disclosed in the Notes to Schedule of Investments.

Prime Broker Arrangements may be entered into to facilitate execution and/or clearing of listed equity option transactions or short sales of equity securities between the Fund and selected counterparties. The arrangements provide guidelines surrounding the rights, obligations, and other events, including, but not limited to, margin, execution, and settlement. These agreements maintain provisions for, among other things, payments, maintenance of collateral, events of default, and termination. Margin and other assets delivered as collateral are typically in the possession of the prime broker and would offset any obligations due to the prime broker. The market values of listed options and securities sold short and related collateral are disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern OTC derivative transactions entered into by the Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate

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early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

8. FEES AND EXPENSES

Management Fee  Effective at the close of business on September 5, 2014, the Fund entered into an Investment Management Agreement with PIMCO (previously defined as the “Agreement”). Pursuant to the Agreement, subject to the supervision of the Board, PIMCO is responsible for providing to the Fund investment guidance and policy direction in connection with the management of the Fund, including oral and written research, analysis, advice, and statistical and economic data and information. In addition, pursuant to the Agreement and subject to the general supervision of the Board, PIMCO, at its expense, will provide or cause to be furnished most other supervisory and administrative services the Fund requires, including but not limited to, expenses of most third-party service providers (e.g., audit, custodial, legal, transfer agency, printing) and other expenses, such as those associated with insurance, proxy solicitations and mailings for shareholder meetings, New York Stock Exchange listing and related fees, tax services, valuation services and other services the Fund requires for its daily operations.

Pursuant to the Agreement, PIMCO receives an annual fee, payable monthly, at an annual rate of 0.955% of the Fund’s average daily net assets. Management fees paid by the Fund to PIMCO subsequent to the close of business on September 5, 2014 to January 31, 2015 were $1,434,912.

Prior to the close of business on September 5, 2014, AGIFM served as the investment manager to the Fund and received annual fees, payable monthly, at an annual rate of 0.85% of the Fund’s average daily net assets. Prior to the close of business on September 5, 2014, AGIFM retained PIMCO as sub-adviser to manage the Fund’s investments. AGIFM, and not the Fund, paid a portion of the fees it received as investment manager to PIMCO in return for its services. Management fees paid by the Fund to AGIFM from February 1, 2014 to the close of business on September 5, 2014 were $1,907,390.

Fund Expenses  The Fund bears other expenses, which may vary and affect the total level of expenses paid by shareholders, such as (i) salaries and other compensation or expenses, including travel expenses of any of the Fund’s executive officers and employees, if any, who are not officers, directors, shareholders, members, partners or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees, if any, levied against the Fund; (iii) brokerage fees and commissions and other portfolio transaction expenses incurred by or for the Fund (including, without limitation, fees and expenses of outside legal counsel or third-party consultants retained in connection with reviewing, negotiating and structuring specialized loan and other investments made by the Fund, subject to specific or general authorization by the Fund’s Board); (iv) expenses of the Fund’s securities lending (if any), including any securities lending agent fees, as governed by a separate securities lending agreement; (v) costs, including interest expense, of borrowing money or engaging in other types of leverage financing, including, without limitation, through the use by the Fund of reverse repurchase agreements,

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Notes to Financial Statements (Cont.)

tender option bonds, bank borrowings and credit facilities; (vi) costs, including dividend and/or interest expenses and other costs (including, without limitation, offering and related legal costs, fees to brokers, fees to auction agents, fees to transfer agents, fees to ratings agencies and fees to auditors associated with satisfying ratings agency requirements for preferred shares or other securities issued by the Fund and other related requirements in the Fund’s organizational documents) associated with the Fund’s issuance, offering, redemption and maintenance of preferred shares, commercial paper or other senior securities for the purpose of incurring leverage; (vii) fees and expenses of any underlying funds or other pooled investment vehicles in which the Fund invests; (viii) dividend and interest expenses on short positions taken by the Fund; (ix) fees and expenses, including travel expenses, and fees and expenses of legal counsel retained for their benefit, of Trustees or Directors (“Trustees”) who are not officers, employees, partners, shareholders or members of PIMCO or its subsidiaries or affiliates; (x) extraordinary expenses, including extraordinary legal expenses, as may arise, including expenses incurred in connection with litigation, proceedings, other claims, and the legal obligations of the Fund to indemnify its Trustees, officers, employees, shareholders, distributors, and agents with respect thereto; (xi) organizational and offering expenses of the Fund, including with respect to share offerings, such as rights offerings and shelf offerings, following the Fund’s initial offering, and expenses associated with tender offers and other share repurchases and redemptions; and (xii) expenses of the Fund which are capitalized in accordance with generally accepted accounting principles.

Prior to the close of business on September 5, 2014, in addition to the management fee paid to AGIFM, as described above, the Fund directly had borne expenses for other administrative services and costs, including expenses associated with various third-party service providers, such as audit, custodial, legal, transfer agency, printing and other services the Fund requires. Effective beginning at the close of business on September 5, 2014, PIMCO (and not the Fund) bears such expenses with respect to the Fund pursuant to the Agreement described above under “Management Fee.”

Each of the Independent Trustees of the Fund also serves as a trustee of a number of other closed- end funds for which PIMCO serves as investment manager (together with the Funds, the “PIMCO Closed-End Funds”), as well as PIMCO Managed Accounts Trust, an open-end investment company with multiple series for which PIMCO serves as investment manager (“PMAT” and, together with the PIMCO Closed-End Funds, the “PIMCO-Managed Funds”). In addition, each of the Independent Trustees also serves as a trustee of certain investment companies (together, the “Allianz-Managed Funds”), for which AGIFM serves as investment adviser.

Prior to the close of business on September 5, 2014, including during the period of this report, each of the PIMCO-Managed Funds and Allianz-Managed Funds held joint meetings of their Boards of Trustees whenever possible, and each Trustee, other than any Trustee who was a director, officer, partner or employee of PIMCO, AGIFM or any entity controlling, controlled by or under common control with PIMCO or AGIFM, received annual compensation of $250,000 for service on the Boards of all of the PIMCO-Managed Funds and Allianz-Managed Funds, payable quarterly. The Independent Chairman of the Boards received an additional $75,000 per year, payable quarterly. The Audit Oversight Committee Chairman received an additional $50,000 annually, payable quarterly. Trustees were also reimbursed for meeting-related expenses.

During periods prior to September 5, 2014, each Trustee’s compensation and other costs in connection with joint meetings were allocated among the PIMCO-Managed Funds and Allianz-Managed Funds, as

52	PIMCO CLOSED-END FUNDS

January 31, 2015

applicable, on the basis of fixed percentages as between such groups of Funds. Trustee compensation and other costs were then further allocated pro rata among the individual funds within each grouping based on the complexity of issues relating to each such fund and relative time spent by the Trustees in addressing them, and on each such fund’s relative net assets.

Subsequent to September 5, 2014, in connection with the new investment management agreement between the PIMCO-Managed Funds and PIMCO and the termination of the investment management agreement between the PIMCO-Managed Funds and AGIFM, each of the PIMCO- Managed Funds began holding, and are expected to continue to hold, joint meetings of their Boards of Trustees whenever possible, but will generally no longer hold joint meetings with the Allianz-Managed Funds. Under the new Board structure, each Independent Trustee currently receives annual compensation of $225,000 for his or her service on the Boards of the PIMCO-Managed Funds, payable quarterly. The Independent Chairman of the Boards receives an additional $75,000 per year, payable quarterly. The Audit Oversight Committee Chairman receives an additional $50,000 annually, payable quarterly. Trustees are also reimbursed for meeting-related expenses.

Each Trustee’s compensation for his or her service as a Trustee on the Boards of the PIMCO- Managed Funds and other costs in connection with joint meetings of such Funds are allocated among the PIMCO-Managed Funds, as applicable, on the basis of fixed percentages as between PMAT and the PIMCO Closed-End Funds. Trustee compensation and other costs will then be further allocated pro rata among the individual funds within each grouping based on each such fund’s relative net assets.

9. RELATED PARTY TRANSACTIONS

The Manager is a related party. Fees payable to this party are disclosed in Note 8 and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

The Fund is permitted to purchase or sell securities from or to certain related affiliated funds or portfolios under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended January 31, 2015, the Fund engaged in purchases and sales of securities pursuant to Rule 17a-7 of the Act (amounts in thousands):

Purchases	Sales
$8,391	$12,450

10. GUARANTEES AND INDEMNIFICATIONS

Under the Fund’s organizational documents, each Trustee and officer is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

ANNUAL REPORT	JANUARY 31, 2015	53

Notes to Financial Statements (Cont.)

11. PURCHASES AND SALES OF SECURITIES

The length of time the Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Fund is known as “portfolio turnover.” The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover involves correspondingly greater expenses to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended January 31, 2015, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$753,524	$847,967	$98,544	$110,376

12. REGULATORY AND LITIGATION MATTERS

The Fund is not engaged in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

13. FEDERAL INCOME TAX MATTERS

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

In accordance with U.S. GAAP, the Manager has reviewed the Fund’s tax positions for all open tax years. As of January 31, 2015, the Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Fund files U.S. tax returns. While the statute of limitations remains open to examine the Fund’s U.S. tax returns filed for the fiscal years from 2012-2014, no examinations are in progress or anticipated at this time. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

As of January 31, 2015, the components of distributable taxable earnings are as follows (amounts in thousands):

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses (3)	Qualified Post- October Loss Deferral Capital (4)	Qualified Late-Year Loss Deferral Ordinary (5)
PIMCO Strategic Income Fund, Inc.	$6,467	$—	$25,858	$—	$(96,681)	$(11,010)	$—

54	PIMCO CLOSED-END FUNDS

January 31, 2015

(1)

Adjusted for open wash sale loss deferrals and accelerated recognition of unrealized gain on certain futures and forward contracts and market discount and premium amortization for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain/loss on swap contracts.

(2)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America.
(3)	Capital losses available to offset future net capital gains expire in varying amounts in the years shown below.
(4)	Capital losses realized during the period November 1, 2014 through January 31, 2015, which the Fund elected to defer to the following taxable year pursuant to income tax regulations.
(5)

Specified losses realized during the period November 1, 2014 through January 31, 2015 and Ordinary losses realized during the period January 1, 2015 through January 31, 2015, which the Fund elected to defer to the following taxable year pursuant to income tax regulations.

As of January 31, 2015, the Fund had accumulated capital losses expiring in the following years (amounts in thousands).The Fund will resume capital gain distributions in the future to the extent gains are realized in excess of accumulated capital losses.

	Expiration of Accumulated Capital Losses
	1/31/2015	1/31/2016	1/31/2017	1/31/2018	1/31/2019
PIMCO Strategic Income Fund, Inc.	$—	$7,081	$61,816	$13,338	$—

Under the Regulated Investment Company Modernization Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law. As of January 31, 2015, the Fund had the following post-effective capital losses with no expiration:

	Short-Term	Long-Term
PIMCO Strategic Income Fund, Inc.	$14,446	$—

As of January 31, 2015, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes (in thousands):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (6)
PIMCO Strategic Income Fund, Inc.	$751,282	$50,687	$(12,159)	$38,528

(6)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals and market discount and premium amortization.

For the fiscal years ended January 31, 2015 and January 31, 2014, respectively, the Fund made the following tax basis distributions (amounts in thousands):

	January 31, 2015				January 31, 2014
	Tax-Exempt Income Distributions	Ordinary Income Distributions (7)	Long-Term Capital Gain Distributions	Return of Capital (8)	Tax-Exempt Income Distributions	Ordinary Income Distributions (7)	Long-Term Capital Gain Distributions	Return of Capital (8)
PIMCO Strategic Income Fund, Inc.	$—	$42,226	$—	$—	$—	$45,351	$—	$—

(7)	Includes short-term capital gains distributed, if any.
(8)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

ANNUAL REPORT	JANUARY 31, 2015	55

Notes to Financial Statements (Cont.)

January 31, 2015

14. SUBSEQUENT EVENTS

In preparing these financial statements, the Fund’s management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

On February 2, 2015, the following dividends were declared to common shareholders payable March 2, 2015 to shareholders of record on February 12, 2015:

Strategic Income Fund, Inc.	$0.08 per common share

On March 2, 2015, the following dividends were declared to common shareholders payable April 1, 2015 to shareholders of record on March 12, 2015:

Strategic Income Fund, Inc.	$0.08 per common share

There were no other subsequent events identified that require recognition or disclosure.

56	PIMCO CLOSED-END FUNDS

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of PIMCO Strategic Income Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of PIMCO Strategic Income Fund, Inc. (the “Fund”) at January 31, 2015, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at January 31, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

March 25, 2015

ANNUAL REPORT	JANUARY 31, 2015	57

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BCY	Barclays Capital, Inc.	DEU	Deutsche Bank Securities, Inc.	JPM	JPMorgan Chase Bank N.A.
BOA	Bank of America N.A.	DUB	Deutsche Bank AG	MSB	Morgan Stanley Bank, N.A
BPG	BNP Paribas Securities Corp.	FBF	Credit Suisse International	RDR	RBC Dain Rausher, Inc.
BPS	BNP Paribas S.A.	GLM	Goldman Sachs Bank USA	SSB	State Street Bank and Trust Co.
CBK	Citibank N.A.	GSC	Goldman Sachs & Co.	UBS	UBS Securities LLC
CFR	Credit Suisse Securities (Europe) Ltd.	HUS	HSBC Bank USA N.A.

Currency Abbreviations:
BRL	Brazilian Real	EUR	Euro	USD (or $)	United States Dollar
CAD	Canadian Dollar	GBP	British Pound

Exchange Abbreviations:
OTC	Over the Counter

Other Abbreviations:
ABS	Asset-Backed Security	LIBOR	London Interbank Offered Rate	REMIC	Real Estate Mortgage Investment Conduit
ALT	Alternate Loan Trust

58	PIMCO CLOSED-END FUNDS

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (the “Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Fund’s fiscal year end regarding the status of qualified dividend income, the dividend received deduction, foreign source income earned by the fund, and any foreign tax credits being passed through to shareholders.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentage of ordinary dividends paid during the fiscal year ended January 31, 2015 is designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates.

PIMCO Strategic Income Fund, Inc.	0.01%

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Fund’s dividend distribution that qualifies under tax law. The percentage of the Fund’s fiscal 2015 ordinary income dividends that qualifies for the corporate dividend received deduction is set forth below.

PIMCO Strategic Income Fund, Inc.	0.01%

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only).  Under the American Jobs Creation Act of 2004, the following amounts of ordinary dividends paid during the fiscal year ended January 31, 2015 are considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore are designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code. Further, the following amounts of ordinary dividends paid during the fiscal year ended January 31, 2015 are considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore are designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code.

	Qualified Interest Income (000s)	Qualified Short Term Capital Gain (000s)
PIMCO Strategic Income Fund, Inc.	$24,324	$—

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Fund. In January 2016, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2015.

ANNUAL REPORT	JANUARY 31, 2015	59

Management of the Fund

The chart below identifies Directors and Officers of the Fund. Unless otherwise indicated, the address of all persons below is c/o Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.

Directors

Name, Address, Year of Birth and Class	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director During the Past 5 Years
Independent Directors
Hans W. Kertess 1939	Chairman of the Board, Director	Director since 2008, expected to stand for re-election at the annual meeting of shareholders for the 2017-2018 fiscal year.	President, H. Kertess & Co., a financial advisory company. Senior Adviser, Royal Bank of Canada Capital Markets. Formerly, Managing Director, Royal Bank of Canada Capital Markets.	92	None
Deborah A. DeCotis 1952	Director	Director since 2011, expected to stand for re-election at the annual meeting of shareholders for the 2015-2016 fiscal year.	Advisory Director, Morgan Stanley & Co., Inc. (since 1996); Co-Chair Special Projects Committee, Memorial Sloan Kettering (since 2005); Member, Circle Financial Group (since 2011); Trustee, Stanford University (since 2010); and Member, Council on Foreign Relations (since 2013). Formerly, Principal, LaLoop LLC, a retail accessories company (1999-2014) and Director, Helena Rubenstein Foundation (1997-2010).	92	None
Bradford K. Gallagher 1944	Director	Director since 2010 expected to stand for re-election at the annual meeting of shareholders for the 2017-2018 fiscal year.	Retired. Founder, Spyglass Investments LLC, a private investment vehicle (since 2001). Formerly, Chairman and Trustee, The Common Fund (2005-2014); Partner, New Technology Ventures Capital Management LLC, a venture capital fund (2011-2013); Chairman and Trustee, Atlantic Maritime Heritage Foundation (2007-2012); and Founder, President and CEO, Cypress Holding Company and Cypress Tree Investment Management Company (1995-2001).	92	Formerly, Chairman and Trustee of Grail Advisors ETF Trust (2009-2010) and Trustee of Nicholas-Apple gate Institutional Funds (2007-2010).
James A. Jacobson 1945	Director	Director since 2009, expected to stand for re-election at the annual meeting of shareholders for the 2016-2017 fiscal year.	Retired. Trustee and Chairman of Investment Committee, Ronald McDonald House of New York (since 2002); Trustee, Taft School, Watertown, CT (since 2007); Trustee, New Jersey City University, Jersey City, NJ (since 2014). Formerly, Vice Chairman and Managing Director, Spear, Leeds & Kellogg Specialists, LLC, a specialist firm on the New York Stock Exchange. (2003-2008)	92	Trustee, Alpine Mutual Funds Complex consisting of 17 funds.

60	PIMCO CLOSED-END FUNDS

(Unaudited)

Name, Address, Year of Birth and Class	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director During the Past 5 Years
William B. Ogden, IV 1945	Director	Director since 2008, expected to stand for re-election at the annual meeting of shareholders for the 2016-2017 fiscal year.	Retired. Formerly, Managing Director, Investment Banking Division of Citigroup Global Markets Inc.	92	Director, Victory Capital Management
Alan Rappaport 1953	Director	Director since 2010, expected to stand for re-election at the annual meeting of shareholders for the 2015-2015 fiscal year.	Advisory Director (formerly Vice Chairman) (since 2009), Roundtable Investment Partners; Chairman (formerly President), Private Bank of Bank of America; Vice Chairman, US Trust (2001-2008); Adjunct Professor, New York University Stern School of Business (since 2011); Lecturer, Stanford University Graduate School of Business (2013-2014); Trustee, American Museum of Natural History (since 2005) and Trustee, NYU Langone Medical Center (since 2007).	92	None
Interested Directors
Craig A. Dawson* 1968	Director	Director since 2014, expected to stand for election at the annual meeting of shareholders for the 2015-2016 fiscal year.	Managing Director and Head of Strategic Business Management, PIMCO (since 2014). Director of a number of PIMCO’s European investment vehicles and affiliates (since 2008). Formerly, head of PIMCO’s Munich office and head of European product management for PIMCO.	25	None
John C. Maney** 1959	Director	Director since 2008, expected to stand for re-election at the annual meeting of shareholders for the 2017-2018 fiscal year.	Managing Director of Allianz Asset Management of America L.P. (since January 2005) and a member of the Management Board and Chief Operating Officer of Allianz Asset Management of America L.P. (since November 2006). Formerly, Member of the Management Board of Allianz Global Investors Fund Management LLC (2007-2014) and Managing Director of Allianz Global Investors Fund Management LLC (2011-2014).	25	None

*	Mr. Dawson is an “interested person” of the Fund, as defined in Section 2(a)(19) of the Act, due to his affiliation with PIMCO and its affiliates. Mr. Dawson’s address is 650 Newport Center Drive, Newport Beach, CA 92660.

**	Mr. Maney is an “interested person” of the Fund, as defined in Section 2(a)(19) of the Act, due to his affiliation with Allianz Asset Management of America L.P. and its affiliates. Mr. Maney’s address is 680 Newport Center Drive, Suite 250, Newport Beach, CA 92660.

ANNUAL REPORT	JANUARY 31, 2015	61

Management of the Fund (Cont.)

(Unaudited)

Officers

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years
Peter G. Strelow[1] 1970	President; Principal Executive Officer	Since 2014	Managing Director, PIMCO. President and Principal Executive Officer, PIMCO-Managed Funds. President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.
Youse Guia[1] 1972	Chief Compliance Officer	Since 2014	Senior Vice President and Deputy Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO-Managed Funds. Formerly, Head of Compliance, Allianz Global Investors U.S. Holdings LLC and Chief Compliance Officer of the Allianz Funds, Allianz Multi-Strategy Trust, Allianz Global Investors Sponsored Closed-End Funds, Premier Multi-Series VIT and The Korea Fund, Inc.
Joshua D. Ratner 1976	Vice President, Secretary and Chief Legal Officer	Since 2014	Executive Vice President and Senior Counsel, PIMCO. Chief Legal Officer, PIMCO Investments LLC. Vice President, Secretary and Chief Legal Officer, PIMCO-Managed Funds. Vice President—Senior Counsel, Secretary, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.
Eric D. Johnson 1970	Vice President	Since 2014	Executive Vice President, PIMCO. Vice President, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.
William G. Galipeau[1] 1974	Treasurer, Principal Financial & Accounting Officer	Since 2014	Executive Vice President, PIMCO. Treasurer and Principal Financial & Accounting Officer, PIMCO-Managed Funds. Vice President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Vice President, Fidelity Investments.
Erik C. Brown[1] 1967	Vice President	Since 2014	Executive Vice President, PIMCO. Vice President, PIMCO-Managed Funds. Assistant Treasurer, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.
Trent W. Walker[1] 1974	Assistant Treasurer	Since 2014	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO-Managed Funds. Treasurer, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.
Stacie D. Anctil[1] 1969	Assistant Treasurer	Since 2014	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.
Ryan Leshaw[1] 1980	Assistant Secretary	Since 2014	Vice President and Counsel, PIMCO. Assistant Secretary, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Associate, Willkie Farr & Gallagher LLP.

[1]	The address of these officers is Pacific Investment Management Company LLC, 650 Newport Center Drive, Newport Beach, California 92660.

AGIFM personnel served as Fund officers through the close of business on September 5, 2014, but were replaced with the PIMCO personnel listed above effective as of the close of business on September 5, 2014, in connection with the transition to PIMCO as the Fund’s investment manager.

62	PIMCO CLOSED-END FUNDS

Shareholder Meeting Results

(Unaudited)

Annual Shareholder Meeting Results

The Fund held its annual meeting of shareholders on July 17, 2014. Shareholders voted as indicated below:

	Affirmative	Withheld Authority
Re-election of Hans W. Kertess — Class II to serve until the annual meeting for the 2017-2018 fiscal year	34,782,175	1,254,063
Re-election of John C. Maney† — Class II to serve until the annual Meeting for the 2017-2018 fiscal year	34,863,659	1,160,039
Re-election of Bradford K. Gallagher — Class II to serve until the annual Meeting for the 2017-2018 fiscal year	34,836,336	1,199,902

The other members of the Board of Directors at the time of the meeting, namely, Ms. Deborah A. DeCotis and Messrs. William B. Ogden, IV, James A. Jacobson and Alan Rappaport continued to serve as Directors of the Fund.

†	Interested Director

Special Shareholder Meeting Results

The Fund held a special meeting of shareholders on June 9, 2014 to vote on the approval of the new investment management agreement between the Fund and PIMCO, as discussed in Note 8 to the Notes to Financial Statements. The special meeting was convened as scheduled on June 9, 2014. However, because sufficient votes in favor of the proposal had not been received for the Fund at the time of the special meeting, the shareholders of the Fund present voted to adjourn the special meeting to July 10, 2014 to permit further solicitation of proxies. On July 10, 2014 the special meeting was reconvened, and common shareholders of the Fund voted as indicated below:

	For	Against	Abstain
Approval of an Investment Management Agreement between PIMCO Strategic Income Fund, Inc. and Pacific Investment Management Company LLC	18,125,734	497,035	3,209,807

ANNUAL REPORT	JANUARY 31, 2015	63

Changes to Board of Directors

(Unaudited)

Effective at the close of business on September 5, 2014, Craig A. Dawson became a Class III Director of the Fund.

64	PIMCO CLOSED-END FUNDS

Investment Strategy Updates

(Unaudited)

Effective December 22, 2014, the Fund amended an existing non-fundamental investment policy, such that the Fund may now invest up to 40% of its total assets in securities and instruments that are economically tied to emerging market countries (this limitation does not apply to investment grade sovereign debt denominated in the relevant country’s local currency with less than 1 year remaining to maturity). Prior to the amendment, the Fund could invest up to 20% of its total assets in emerging market debt instruments but this limitation did not include an exception for investment grade sovereign debt denominated in the relevant country’s local currency with less than 1 year remaining to maturity.

In addition, effective December 22, 2014, the Fund adopted a non-fundamental investment policy permitting the Fund to invest without limitation in investment grade sovereign debt denominated in the relevant country’s local currency with less than 1 year remaining to maturity, subject to applicable law and any other restrictions described in the Fund’s prospectus, Statement of Information or shareholder reports in effect from time to time.

Effective December 22, 2014, the Fund also rescinded its non-fundamental policy to invest not more than 10% of its total assets in Brady Bonds and its non-fundamental policy to invest not more than 3% of its total assets in securities of issuers and instruments that are economically tied to South Africa.

Effective March 3, 2014, the Fund changed its name from “PIMCO Strategic Global Government Fund, Inc.” to “PIMCO Strategic Income Fund, Inc.” The New York Stock Exchange ticker symbol for the Fund’s common stock (RCS) remained the same. In connection with the name change, the Fund rescinded its non-fundamental investment policy to invest, under normal circumstances, at least 80% of its net assets and amounts borrowed for investment purposes in government securities. The Fund replaced this policy with a new non-fundamental policy to normally invest at least 80% of its net assets (plus any borrowings for investment purposes) in a combination of income-producing securities of non-corporate issuers, such as securities issued or guaranteed by the U.S. or foreign governments, mortgage-related and other asset-backed securities issued on a public or private basis, corporate debt obligations and other income-producing securities of varying maturities issued by U.S. or foreign (non-U.S.) corporations or other business entities, including emerging market issuers, and municipal securities.

Effective March 3, 2014, the Fund also rescinded (i) its non-fundamental policy to invest, under normal circumstances, at least 80% of its net assets plus amounts borrowed for investment purposes in securities of issuers located in not fewer than three different countries, including the United States; (ii) its non-fundamental policy to seek to “maintain a minimum average dollar-weighted credit quality rating of securities in its portfolio of AA by S&P or Aa by Moody’s, or their equivalent”; and (iii) its secondary investment objective, which was to seek to maintain volatility in the net asset value of the common stock comparable to that of high-quality, intermediate-term U.S. debt securities.

In addition, the Fund has adopted the following investment policy:

The Fund may invest up to 20% of its total assets in common stocks and other equity securities from time to time, including those it has received through the conversion of a convertible security held by the Fund or in connection with the restructuring of a debt security.

ANNUAL REPORT	JANUARY 31, 2015	65

Investment Strategy Updates (Cont.)

The following risks are associated with the policies described above:

Investments in emerging market countries pose a greater degree of risk (i.e., the risk of a cascading collapse of multiple institutions within a country, and even multiple national economies). Governments of emerging market countries may engage in confiscatory taxation or expropriation of income and/or assets to raise revenues or to pursue a domestic political agenda. There is also a greater risk that an emerging market government may take action that impedes or prevents the Fund from taking income and/or capital gains earned in the local currency and converting into U.S. dollars (i.e., “repatriating” local currency investments or profits). Other heightened risks associated with emerging market investments include without limitation: (i) risks due to less social, political and economic stability; (ii) the smaller size of the market for such securities and a lower volume of trading, resulting in a lack of liquidity and in price volatility; (iii) certain national policies which may restrict the Fund’s investment opportunities; (iv) the lack of uniform accounting and auditing standards and/or standards that may be significantly different from the standards required in the United States; (v) less publicly available financial and other information regarding issuers; (vi) potential difficulties in enforcing contractual obligations; and (vii) higher rates of inflation, higher interest rates and other economic concerns.

Investments in debt obligations of foreign (non-U.S.) governments or their sub-divisions, agencies and government sponsored enterprises (together “Foreign Government Securities”) can involve risk. The foreign governmental entity that controls the repayment of debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. In the event of a default by a governmental entity, there may be few or no effective legal remedies for collecting on such debt. These risks are heightened with respect to the Fund’s investments in Foreign Government Securities of emerging market countries.

Brady Bonds involve various risk factors including residual risk and the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds. There can be no assurance that Brady Bonds in which a Fund may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause the Fund to suffer a loss of interest or principal on any of its holdings. To the extent the Fund increases its investments in non-government securities, including corporate and other income-producing securities, and lower-rated debt obligations, the Fund will be exposed to the risks associated with such investments to a greater extent. Investments in non-government securities will generally be subject to greater credit risk, issuer risk and counterparty risk than investments in government securities. Investments in lower rated and unrated securities present a greater risk of loss to principal and interest than higher rated securities. Debt securities of below investment grade quality are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and to repay principal, and are commonly referred to as “high yield” securities or “junk bonds.” Investments in asset-backed and mortgage-backed securities include additional risks that investors should be aware of including credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments.

66	PIMCO CLOSED-END FUNDS

(Unaudited)

The market price of common stocks and other equity securities may go up or down, sometimes rapidly or unpredictably. Equity securities may decline in value due to factors affecting equity securities markets generally, particular industries represented in those markets, or the issuer itself. The values of equity securities may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities generally have greater price volatility than bonds and other debt securities.

ANNUAL REPORT	JANUARY 31, 2015	67

Dividend Reinvestment Plan

The Fund has adopted a Dividend Reinvestment Plan (the “Plan”) which allows common shareholders to reinvest Fund distributions in additional common shares of the Fund. American Stock Transfer & Trust Company, LLC (the “Plan Agent”) serves as agent for common shareholders in administering the Plan. It is important to note that participation in the Plan and automatic reinvestment of Fund distributions does not ensure a profit, nor does it protect against losses in a declining market.

Automatic enrollment/voluntary participation  Under the Plan, common shareholders whose shares are registered with the Plan Agent (“registered shareholders”) are automatically enrolled as participants in the Plan and will have all Fund distributions of income, capital gains and returns of capital (together, “distributions”) reinvested by the Plan Agent in additional common shares of the Fund, unless the shareholder elects to receive cash. Registered shareholders who elect not to participate in the Plan will receive all distributions in cash paid by check and mailed directly to the shareholder of record (or if the shares are held in street or other nominee name, to the nominee) by the Plan Agent. Participation in the Plan is voluntary. Participants may terminate or resume their enrollment in the Plan at any time without penalty by notifying the Plan Agent online at www.amstock.com, by calling (844) 33PIMCO (844-337-4626), by writing to the Plan Agent, American Stock Transfer & Trust Company, LLC, at P.O. Box 922, Wall Street Station, New York, NY 10269-0560, or, as applicable, by completing and returning the transaction form attached to a Plan statement. A proper notification will be effective immediately and apply to the Fund’s next distribution if received by the Plan Agent at least three (3) days prior to the record date for the distribution; otherwise, a notification will be effective shortly following the Fund’s next distribution and will apply to the Fund’s next succeeding distribution thereafter. If you withdraw from the Plan and so request, the Plan Agent will arrange for the sale of your shares and send you the proceeds, minus a transaction fee and brokerage commissions.

How shares are purchased under the Plan  For each Fund distribution, the Plan Agent will acquire common shares for participants either (i) through receipt of newly issued common shares from the Fund (“newly issued shares”) or (ii) by purchasing common shares of the Fund on the open market (“open market purchases”). If, on a distribution payment date, the net asset value per common shares of the Fund (“NAV”) is equal to or less than the market price per common shares plus estimated brokerage commissions (often referred to as a “market premium”), the Plan Agent will invest the distribution amount on behalf of participants in newly issued shares at a price equal to the greater of (i) NAV or (ii) 95% of the market price per common share on the payment date. If the NAV is greater than the market price per common shares plus estimated brokerage commissions (often referred to as a “market discount”) on a distribution payment date, the Plan agent will instead attempt to invest the distribution amount through open market purchases. If the Plan Agent is unable to invest the full distribution amount in open market purchases, or if the market discount shifts to a market premium during the purchase period, the Plan Agent will invest any un-invested portion of the distribution in newly issued shares at a price equal to the greater of (i) NAV or (ii) 95% of the market price per share as of the last business day immediately prior to the purchase date (which, in either case, may be a price greater or lesser than the NAV per common shares on the distribution payment date). No interest will be paid on distributions awaiting reinvestment. Under the Plan, the market price of common shares on a particular date is the last sales price on the exchange where the shares are listed on that date or, if there is no sale on the exchange on that date, the mean between the closing bid and asked quotations for the shares on the exchange on that date.

68	PIMCO CLOSED-END FUNDS

(Unaudited)

The NAV per common share on a particular date is the amount calculated on that date (normally at the close of regular trading on the New York Stock Exchange) in accordance with the Fund’s then current policies.

Fees and expenses  No brokerage charges are imposed on reinvestments in newly issued shares under the Plan. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases. There are currently no direct service charges imposed on participants in the Plan, although the Fund reserves the right to amend the Plan to include such charges. The Plan Agent imposes a transaction fee (in addition to brokerage commissions that are incurred) if it arranges for the sale of your common shares held under the Plan.

Shares held through nominees  In the case of a registered shareholder such as a broker, bank or other nominee (together, a “nominee”) that holds common shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of common shares certified by the nominee/record shareholder as representing the total amount registered in such shareholder’s name and held for the account of beneficial owners who are to participate in the Plan. If your common shares are held through a nominee and are not registered with the Plan Agent, neither you nor the nominee will be participants in or have distributions reinvested under the Plan. If you are a beneficial owner of common shares and wish to participate in the Plan, and your nominee is unable or unwilling to become a registered shareholder and a Plan participant on your behalf, you may request that your nominee arrange to have all or a portion of your shares re-registered with the Plan Agent in your name so that you may be enrolled as a participant in the Plan. Please contact your nominee for details or for other possible alternatives. Participants whose shares are registered with the Plan Agent in the name of one nominee firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

Tax consequences  Automatically reinvested dividends and distributions are taxed in the same manner as cash dividends and distributions—i.e., automatic reinvestment in additional shares does not relieve shareholders of, or defer the need to pay, any income tax that may be payable (or that is required to be withheld) on Fund dividends and distributions. The Fund and the Plan Agent reserve the right to amend or terminate the Plan. Additional information about the Plan, as well as a copy of the full Plan itself, may be obtained from the Plan Agent, American Stock Transfer & Trust Company, LLC, at P.O. Box 922, Wall Street Station, New York, NY 10269-0560; telephone number: (844) 33-PIMCO (844-337-4626); website: www.amstock.com.

ANNUAL REPORT	JANUARY 31, 2015	69

Privacy Policy

The Fund1 considers customer privacy to be a fundamental aspect of its relationship with shareholders and is committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ non-public personal information. The Fund has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Fund and certain service providers to the Fund, such as the Fund’s investment adviser (“Adviser”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on applicable websites.

Respecting Your Privacy

As a matter of policy, the Fund does not disclose any non-public personal information provided by shareholders or gathered by the Fund to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Fund. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Fund or its affiliates may also retain non-affiliated companies to market Fund shares or products which use Fund shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Fund may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

Sharing Information with Third Parties

The Fund reserves the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Fund believes in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect their rights or property, or upon reasonable request by any fund advised by PIMCO in which a shareholder has invested. In addition, the Fund may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

Sharing Information with Affiliates

The Fund may share shareholder information with its affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information

70	PIMCO CLOSED-END FUNDS
[1]

When distributing this Policy, the Fund may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined policy may be written in the first person (i.e., by using “we” instead of “the Funds”).

(Unaudited)

about products and services that the Fund or their Adviser or its affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Fund may share may include, for example, a shareholder’s participation in the Fund or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Fund’s experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject to applicable law. The Fund’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Fund takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Fund has implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

Information Collected from Websites

Websites maintained by the Fund or its service providers may use a variety of technologies to collect information that help the Fund and its service providers understand how the website is used. Information collected from your web browser (including small files stored on your device that are commonly referred to as “cookies”) allow the websites to recognize your web browser and help to personalize and improve your user experience and enhance navigation of the website. In addition, the Fund or its Service Affiliates may use third parties to place advertisements for the Fund on other websites, including banner advertisements. Such third parties may collect anonymous information through the use of cookies or action tags (such as web beacons). The information these third parties collect is generally limited to technical and web navigation information, such as your IP address, web pages visited and browser type, and does not include personally identifiable information such as name, address, phone number or email address.

You can change your cookie preferences by changing the setting on your web browser to delete or reject cookies. If you delete or reject cookies, some website pages may not function properly.

Changes to the Privacy Policy

From time to time, the Fund may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

Effective as of September 5, 2014.

ANNUAL REPORT	JANUARY 31, 2015	71

General Information

Investment Manager

Pacific Investment Management Company LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank & Trust Co.

801 Pennsylvania

Kansas City, MO 64105

Transfer Agent, Dividend Paying Agent and Registrar

American Stock Transfer & Trust Company, LLC

6201 15th Avenue

Brooklyn, NY 11219

Legal Counsel

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of PIMCO Strategic Income Fund, Inc.

pimco.com/investments

CEF3003AR_013115

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the Registrant has adopted a code of ethics (the “Code”) that applies to the Registrant’s principal executive officer and principal financial & accounting officer. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the principal executive officer or principal financial & accounting officer during the period covered by this report.

A copy of the Code is included as an exhibit to this report.

Item 3.	Audit Committee Financial Expert.

(a) The Board of Trustees has determined that James A. Jacobson, who serves on the Board’s audit committee, qualifies as an “audit committee financial expert” as such term is defined in the instructions to this Item 3. The Board has also determined that Mr. Jacobson is “independent” as such term is interpreted under this Item 3.

Item 4.	Principal Accountant Fees and Services.

(a)	FiscalYear Ended	Audit Fees
	January 31, 2015	$ 38,828
	January 31, 2014	$ 80,000

(b)	FiscalYear Ended	Audit-Related Fees(1)
	January 31, 2015	$ —
	January 31, 2014	$ —

(c)	FiscalYear Ended	Tax Fees
	January 31, 2015	$ 23,740
	January 31, 2014	$ 15,990

(d)	FiscalYear Ended	All Other Fees(1)
	January 31, 2015	$ —
	January 31, 2014	$ —

“Audit Fees” represents fees billed for each of the last two fiscal years for professional services rendered for the audit and review of the Registrant’s annual financial statements for those fiscal years or services that are normally provided by the accountant in connection with statutory or regulatory filings or engagements for those fiscal years.

“Audit-Related Fees” represents fees billed for each of the last two fiscal years for assurance and related services that are reasonably related to the performance of the audit or review of the Registrant’s financial statements, but not reported under “Audit Fees” above, and that include accounting consultations, attestation reports and comfort letters for those fiscal years.

“Tax Fees” represents fees billed for each of the last two fiscal years for professional services related to tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, and tax distribution and analysis reviews.

“All Other Fees” represents fees, if any, billed for other products and services rendered by the principal accountant to the Registrant other than those reported above under “Audit Fees,” “Audit-Related Fees” and “Tax Fees” for the last two fiscal years.

(1)There were no “Audit-Related Fees” and “All Other Fees” for the last two fiscal years.

(e)	Pre-approval policies and procedures

(1) The Registrant’s Audit Committee has adopted pre-approval policies and procedures (the “Procedures”) to govern the Audit Committee’s pre-approval of (i) all audit services and permissible non-audit services to be provided to the Registrant by its independent accountant, and (ii) all permissible non-audit services to be provided by such independent accountant to the Registrant’s investment adviser and to any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant (collectively, the “Service Affiliates”) if the services provided directly relate to the Registrant’s operations and financial reporting. In accordance with the Procedures, the Audit Committee is responsible for the engagement of the independent accountant to certify the Registrant’s financial statements for each fiscal year. With respect to the pre-approval of non-audit services provided to the Registrant and its Service Affiliates, the Procedures provide that the Audit Committee may annually pre-approve a list of types or categories of non-audit services that may be provided to the Registrant or its Service Affiliates, or the Audit Committee may pre-approve such services on a project-by-project basis as they arise. Unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent accountant. The Procedures also permit the Audit Committee to delegate authority to one or more of its members to pre-approve any proposed non-audit services that have not been previously pre-approved by the Committee, subject to the ratification by the full Audit Committee no later than its next scheduled meeting.

(2) With respect to the services described in paragraphs (b) through (d) of this Item 4, no amount was approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

f)	Not applicable.

g)

Aggregate Non-Audit Fees Billed to Entity
Entity	January 31, 2015
PIMCO Strategic Income Fund, Inc.	$23,740
Pacific Investment Management Company LLC (“PIMCO”)	8,200,269
Allianz Global Investors Fund Management LLC	112,190

Total	$8,336,199

The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to the Adviser, for the fiscal period ended January 31, 2014 was $6,949,876.

h) The Registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant which were not pre-approved (not requiring preapproval) is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The audit committee is comprised of:

Deborah A. DeCotis;

Bradford K. Gallagher;

James A. Jacobson;

Hans W. Kertess;

William B. Ogden, IV; and

Alan Rappaport.

Item 6.	Schedule of Investments.

The Schedule of Investments is included as part of the reports to shareholders under Item 1.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). In addition to covering the voting of equity securities, the Proxy Policy also applies generally to voting and/or consent rights of fixed income securities, including but not limited to, plans of reorganization, and waivers and consents under applicable indentures. The Proxy Policy does not apply, however, to consent rights that primarily entail decisions to buy or sell investments, such as tender or exchange offers, conversions, put options, redemption and Dutch auctions. The Proxy Policy is designed and implemented in a manner reasonably expected to ensure that voting and consent rights (collectively, “proxies”) are exercised in the best interests of accounts.

With respect to the voting of proxies relating to equity securities, PIMCO has selected an unaffiliated third party proxy research and voting service (“Proxy Voting Service”), to assist it in researching and voting proxies. With respect to each proxy received, the Proxy Voting Service researches the financial implications of the proposals and provides a recommendation to PIMCO as to how to vote on each proposal based on the Proxy Voting Service’s research of the individual facts and circumstances and the Proxy Voting Service’s application of its research findings to a set of guidelines that have been approved by PIMCO. Upon the recommendation of the applicable portfolio managers, PIMCO may determine to override any recommendation made by the Proxy Voting Service. In the event that the Proxy Voting Service does not provide a recommendation with respect to a proposal, PIMCO may determine to vote on the proposals directly.

With respect to the voting of proxies relating to fixed income securities, PIMCO’s fixed income credit research group (the “Credit Research Group”) is responsible for researching and issuing recommendations for voting proxies. With respect to each proxy received, the Credit Research Group researches the financial implications of the proxy proposal and makes voting recommendations specific for each account that holds the related fixed income security. PIMCO considers each proposal regarding a fixed income security on a case-by-case basis taking into consideration any relevant contractual obligations as well as other relevant facts and circumstances at the time of the vote. Upon the recommendation of the applicable portfolio managers, PIMCO may determine to override any recommendation made by the Credit Research Group. In the event that the Credit Research Group does not provide a recommendation with respect to a proposal, PIMCO may determine to vote the proposal directly.

PIMCO may determine not to vote a proxy for an equity or fixed income security if: (1) the effect on the applicable account’s economic interests or the value of the portfolio holding is insignificant in relation to the account’s portfolio; (2) the cost of voting the proxy outweighs the possible benefit to the applicable account, including, without limitation, situations where a jurisdiction imposes share blocking restrictions which may affect the ability of the portfolio managers to effect trades in the related security; or (3) PIMCO otherwise has determined that it is consistent with its fiduciary obligations not to vote the proxy.

In the event that the Proxy Voting Service or the Credit Research Group, as applicable, does not provide a recommendation or the portfolio managers of a client account propose to override a recommendation by the Proxy Voting Service, or the Credit Research Group, as applicable, PIMCO will review the proxy to determine whether there is a material conflict between PIMCO and the applicable account or among PIMCO-advised accounts. If no material conflict exists, the proxy will be voted according to the portfolio managers’ recommendation. If a material conflict does exist, PIMCO will seek to resolve the conflict in good faith and in the best interests of the applicable client account, as provided by the Proxy Policy. The Proxy Policy permits PIMCO to seek to resolve material conflicts of interest by pursuing any one of several courses of action. With respect to material conflicts of interest between PIMCO and a client account, the Proxy Policy permits PIMCO to either: (i) convene a committee to assess and resolve the conflict (the “Proxy Conflicts Committee”); or (ii) vote in accordance with protocols previously established by the Proxy Policy, the Proxy Conflicts Committee and/or other relevant procedures approved by PIMCO’s Legal and Compliance department with respect to specific types of conflicts. With respect to material conflicts of interest between one or more PIMCO-advised accounts, the Proxy Policy permits PIMCO to: (i) designate a PIMCO portfolio manager who is not subject to the conflict to determine how to vote the proxy if the conflict exists between two accounts with at least one portfolio manager in common; or (ii) permit the respective portfolio managers to vote the proxies in accordance with each client account’s best interests if the conflict exists between client accounts managed by different portfolio managers.

PIMCO will supervise and periodically review its proxy voting activities and the implementation of the Proxy Policy.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)

As of March 30, 2015, the following individuals have primary responsibility for the day-to-day implementation of the PIMCO Strategic Income Fund, Inc. (the “Fund”):

Daniel J. Ivascyn

Mr. Ivascyn has been a lead portfolio manager of the Fund since May 2002. Mr. Ivascyn is Group Chief Investment Officer and a managing director in the Newport Beach office. Prior to joining PIMCO in 1998, he worked at Bear Stearns in the asset-backed securities group, as well as T. Rowe Price and Fidelity Investments.

Daniel H. Hyman

Mr. Hyman has been a portfolio manager of the Fund since June 2012. Mr. Hyman is an executive vice president in the Newport Beach office. Mr. Hyman is a portfolio manager focusing on mortgage-backed securities and derivatives. Prior to joining PIMCO in 2008, he was a vice president at Credit Suisse where he traded Agency pass-throughs.

(a)(2)

The following summarizes information regarding each of the accounts, excluding the Fund, managed by the Portfolio Managers as of January 31, 2015, including accounts managed by a team, committee, or other group that includes a Portfolio Manager. Unless mentioned otherwise, the advisory fee charged for managing each of the accounts listed below is not based on performance.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
PM	#	AUM($million)	#	AUM($million)	#	AUM($million)
Daniel J. Ivascyn	12	57,595.09	13	16,370.13*	103	10,755.35**
Daniel H. Hyman	4	4,319.57	4	406.72	17	13,585.31***

* Of these Other Pooled Investment Vehicles,     2     accounts totaling     $1,623.98    million in assets pay an advisory fee that is based in part on the performance of the accounts.

**Of these Other Accounts,     2     accounts totaling     $2,688.13     million in assets pay an advisory fee that is based in part on the performance of the accounts.

***Of these Other Accounts,     1     account totaling     $674.75     million in assets pay an advisory fee that is based in part on the performance of the accounts.

From time to time, potential and actual conflicts of interest may arise between a portfolio manager’s management of the investments of the Fund, on the one hand, and the management of other accounts, on the other. Potential and actual conflicts of interest may also arise as a result of PIMCO’s other business activities and PIMCO’s possession of material non-public information about an issuer. Other accounts managed by a portfolio manager might have similar investment objectives or strategies as the Fund, track the same index as the Fund, or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Fund. The other accounts might also have different investment objectives or strategies than the Fund. Potential and actual conflicts of interest may also arise as a result of PIMCO serving as investment adviser to accounts that invest in the Fund. In this case, such conflicts of interest could in theory give rise to incentives for PIMCO to, among other things, vote proxies of the Fund in a manner beneficial to the investing account but detrimental to the Fund. Conversely, PIMCO’s duties to the Fund, as well as regulatory or other limitations applicable to the Fund, may affect the coursesof action available to PIMCO-advised accounts (including certain funds) that invest in the Fund in a manner that is detrimental to such investing accounts.

Because PIMCO is affiliated with Allianz, a large multi-national financial institution, conflicts similar to those described below may occur between the Fund and other accounts managed by PIMCO and PIMCO’s affiliates or accounts managed by those affiliates. Those affiliates (or their clients), which generally operate autonomously from PIMCO, may take actions that are adverse to the Fund or other accounts managed by PIMCO. In many cases, PIMCO will not be in a position to mitigate those actions or address those conflicts, which could adversely affect the performance of the Fund or other accounts managed by PIMCO.

Knowledge and Timing of Fund Trades. A potential conflict of interest may arise as a result of the portfolio manager’s day-to-day management of the Fund. Because of their positions with the Fund, the portfolio managers know the size, timing and possible market impact of the Fund’s trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of the Fund.

Investment Opportunities. A potential conflict of interest may arise as a result of the portfolio manager’s management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both the Fund and other accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. In addition, regulatory issues applicable to PIMCO or the Fund or other accounts may result in the Fund not receiving securities that may otherwise be appropriate for it. Similarly, there may be limited opportunity to sell an investment held by the Fund and another account. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Under PIMCO’s allocation procedures, investment opportunities are allocated among various investment strategies based on individual account investment guidelines and PIMCO’s investment outlook. PIMCO has also adopted additional procedures to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by-side management of the Fund and certain pooled investment vehicles, including investment opportunity allocation issues.

Conflicts potentially limiting the Fund’s investment opportunities may also arise when the Fund and other PIMCO clients invest in different parts of an issuer’s capital structure, such as when the Fund owns senior debt obligations of an issuer and other clients own junior tranches of the same issuer. In such circumstances, decisions over whether to trigger an event of default, over the terms of any workout, or how to exit an investment may result in conflicts of interest. In order to minimize such conflicts, a portfolio manager may avoid certain investment opportunities that would potentially give rise to conflicts with other PIMCO clients or PIMCO may enact internal procedures designed to minimize such conflicts, which could have the effect of limiting the Fund’s investment opportunities. Additionally, if PIMCO acquires material non-public confidential information in connection with its business activities for other clients, a portfolio manager may be restricted from purchasing securities or selling securities for the Fund. Moreover, the Fund or other accounts managed by PIMCO may invest in a transaction in which one or more other funds or accounts managed by PIMCO are expected to participate, or already have made or will seek to make, an investment. Such funds or accounts may have conflicting interests and objectives in connection with such investments, including, for example and without limitation, with respect to views on the operations or activities of the issuer involved, the targeted returns from the investment, and the timeframe for, and method of, exiting the investment. When making investment decisions where a conflict of interest may arise, PIMCO will endeavor to act in a fair and equitable manner as between the Fund and other clients; however, in certain instances the resolution of the conflict may result in PIMCO acting on behalf of another client in a manner that may not be in the best interest, or may be opposed to the best interest, of the Fund.

Performance Fees. A portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to the Fund.

PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities between the Fund, and certain pooled investment vehicles on a fair and equitable basis over time.

(a)(3)

As of January 31, 2015 the following explains the compensation structure of the individual who has primary responsibility for day-to-day portfolio management of the Fund:

Portfolio Manager Compensation

PIMCO has adopted a Total Compensation Plan for its professional level employees, including its portfolio managers, that is designed to pay competitive compensation and reward performance, integrity and teamwork consistent with the firm’s mission statement. The Total Compensation Plan includes an incentive component that rewards high performance standards, work ethic and consistent individual and team contributions to the firm. The compensation of portfolio managers consists of a base salary and discretionary performance bonuses, and may include an equity or long term incentive component.

Certain employees of PIMCO, including portfolio managers, may elect to defer compensation through PIMCO’s deferred compensation plan. PIMCO also offers its employees a non-contributory defined contribution plan through which PIMCO makes a contribution based on the employee’s compensation. PIMCO’s contribution rate increases at a specified compensation level, which is a level that would include portfolio managers.

Key Principles on Compensation Philosophy include:

•	PIMCO’s pay practices are designed to attract and retain high performers.

•	PIMCO’s pay philosophy embraces a corporate culture of pay-for-performance, a strong work ethic and meritocracy.

•	PIMCO’s goal is to ensure key professionals are aligned to PIMCO’s long-term success through equity participation.

•	PIMCO’s “Discern and Differentiate” discipline is exercised where individual performance ranking is used for guidance as it relates to total compensation levels.

The Total Compensation Plan consists of three components:

Base Salary – Base salary is determined based on core job responsibilities, positions/levels and market factors. Base salary levels are reviewed annually, when there is a significant change in job responsibilities or position, or a significant change in market levels. Base salary is paid in regular instalments throughout the year and payment dates are in line with local practice.

Performance Bonus – Performance bonuses are designed to reward individual performance. Each professional and his or her supervisor will agree upon performance objectives to serve as a basis for performance evaluation during the year. The objectives will outline individual goals according to pre-established measures of the group or department success. Achievement against these goals as measured by the employee and supervisor will be an important, but not exclusive, element of the bonus decision process. Award amounts are determined at the discretion of the Compensation Committee (and/or certain senior portfolio managers, as appropriate) and will also consider firm performance.

Long-term Incentive Compensation - PIMCO has a Long-Term Incentive Plan (LTIP) which is awarded to key professionals. Employees who reach a total compensation threshold are delivered their annual compensation in a mix of cash and long-term incentive awards. PIMCO incorporates a progressive allocation of long-term incentive awards as a percentage of total compensation, which is in line with market practices. The LTIP provides participants with cash awards that appreciate or depreciate based on PIMCO’s operating earnings over a rolling three-year period. The plan provides a link between longer term company performance and participant pay, further motivating participants to make a long-term commitment to PIMCO’s success. Participation in LTIP is contingent upon continued employment at PIMCO.

Participation in the LTIP is contingent upon continued employment at PIMCO.

In addition, the following non-exclusive list of qualitative criteria may be considered when specifically determining the total compensation for portfolio managers:

•

3-year, 2-year and 1-year dollar-weighted and account-weighted, pre-tax investment performance as judged against the applicable benchmarks for each account managed by a portfolio manager (including the Funds) and relative to applicable industry peer groups;

•	Appropriate risk positioning that is consistent with PIMCO’s investment philosophy and the Investment Committee/CIO approach to the generation of alpha;

•	Amount and nature of assets managed by the portfolio manager;

•	Consistency of investment performance across portfolios of similar mandate and guidelines (reward low dispersion);

•	Generation and contribution of investment ideas in the context of PIMCO’s secular and cyclical forums, portfolio strategy meetings, Investment Committee meetings, and on a day-to-day basis;

•	Absence of defaults and price defaults for issues in the portfolios managed by the portfolio manager;

•	Contributions to asset retention, gathering and client satisfaction;

•	Contributions to mentoring, coaching and/or supervising; and

•	Personal growth and skills added.

A portfolio manager’s compensation is not based directly on the performance of any Fund or any other account managed by that portfolio manager.

Profit Sharing Plan. Portfolio managers who are Managing Directors of PIMCO receive compensation from a non-qualified profit sharing plan consisting of a portion of PIMCO’s net profits. Portfolio managers who are Managing Directors receive an amount determined by the Compensation Committee, based upon an individual’s overall contribution to the firm.

(a)(4)

The following summarizes the dollar range of securities of the Fund the portfolio manager beneficially owned as of January 31, 2015:

Portfolio Manager	Dollar Range of Equity Securities of the Fund Owned as of January 31, 2015
Daniel J. Ivascyn	$100,001-$500,000
Daniel H. Hyman	None

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

Item 11.	Controls and Procedures.

(a)	The principal executive officer and principal financial & accounting officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act provide reasonable assurances that material information relating to the Registrant is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Exhibit 99.CODE—Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act of 2002.

(a)(2)	Exhibit 99.CERT—Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

(b)	Exhibit 99.906CERT—Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PIMCO Strategic Income Fund, Inc.

By:	/s/ PETER G. STRELOW
Peter G. Strelow President, Principal Executive Officer

Date: March 31, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ PETER G. STRELOW
Peter G. Strelow President, Principal Executive Officer

Date: March 31, 2015

By:	/s/ WILLIAM G. GALIPEAU
William G. Galipeau Treasurer, Principal Financial & Accounting Officer

Date: March 31, 2015